UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

31 March

2020

Nuveen Taxable Fixed Income Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Symphony High Yield Income Fund	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

May 22, 2020

Portfolio Managers’ Comments

Nuveen Symphony High Yield Income Fund

Nuveen Symphony Floating Rate Income Fund

The Funds’ portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio Managers, Jenny Rhee and Scott Caraher oversee the investments of the Nuveen Symphony High Yield Income Fund and the Nuveen Symphony Floating Rate Income Fund. Here they discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell-off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

Nuveen Symphony High Yield Income Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the ICE BofA U.S. High Yield Master II Index, the Lipper High Yield Funds Classification Average and the Custom Benchmark Index during the reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise, any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comment (continued)

The Fund currently invests, under normal market conditions, primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment grade. As of the end of the reporting period, the Fund’s portfolio had 21.6% senior loans and 76.4% high yield bonds. The Fund is permitted to invest up to 30% of its net assets in loans and will no longer invest in convertible securities as a principal investment strategy. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

For the six-month reporting period ended March 31, 2020, the U.S. high yield bond market, as measured by ICE BofA U.S. High Yield Master II Index (“the Index”), generated a negative return of 10.86%. This negative result was driven by a resetting of near-term U.S. economic fundamentals due to the growing COVID-19 crisis and corresponding flight out of U.S. risk assets, including high yield bonds, during February and March 2020. The Index’s decline in February and March 2020 more than offset the positive return of 2.61% for the prior four-month period. During the fourth quarter of 2019 and heading into 2020, U.S. risk assets in general trended upwards on improved U.S. economic growth expectations following the announcement of a U.S.-China “Phase One” trade deal, as well as solid performance of U.S. corporations broadly. However, investor sentiment turned sharply lower in late February 2020 following news reports of rapidly increasing COVID-19 cases in many regions of the world. In response, governments globally enacted COVID-19 crisis mitigation policies to protect their populations. Following the path of other governments, U.S. Federal, State and local authorities advised Americans to follow “shelter in place” and “social distancing” protocols. These policies have resulted in the shuttering of most “non-essential” businesses, leading to widespread layoffs across industries and a sharp contraction in gross domestic product (GDP) growth. By the end of the reporting period, U.S. initial unemployment claims jumped by 10 million. The global pandemic’s economic impact was reflected in global capital markets, which fell sharply in the final five weeks of the reporting period.

Further complicating the difficult economic environment, collaboration amongst oil producers collapsed in March 2020. Facing a historic drop in global demand due to the COVID-19 crisis and unable to reach agreement, Russia and Saudi Arabia increased supply in an attempt to protect revenue. Due to these circumstances, West Texas Intermediate (WTI) oil prices fell 66.46% during the first quarter of 2020.

Seeking to temper the negative economic outcome, the Federal Reserve cut its key interest rate to the zero bound and expanded its open market operations, purchasing treasuries and agency securities. The U.S. fiscal response was also extraordinary. The U.S. Congress passed the Coronavirus Aid Relief and Economic Security Act (the “CARES Act”), a $2 trillion aid package designed to directly help individuals, businesses, and industries impacted by the COVID-19 crisis. This fiscal stimulus package was well received, sparking a relief rally in capital markets during the final week of March 2020. However, despite this, U.S. levered credit markets (i.e., high yield bonds, senior loans, convertibles) continue to trade at stressed levels at the end of the reporting period. For the last two months of the reporting period, the U.S. high yield bond market, as measured by the index, declined 13.13%.

Contributing to the Fund’s relative return was a large underweight to the energy sector, as well as strong issue selection within energy. The Fund also benefited from an overweight to the relatively strong information technology sector and good issue selection within real estate.

Detracting from relative performance was the Fund’s overweight to B/CCC- versus BB-rated issues, as higher quality issues outperformed lower quality issues. Also detracting was equity exposure gained through post restructurings, as these positions fell in concert with U.S. stocks during the reporting period.

Within the consumer discretionary sector, specifically retail, exposure to major toy manufacture, Mattel, Inc., was one of the largest contributors as the company’s bonds were sold on strength prior to the COVID-19 crisis market sell-off. Similarly, before the market decline, gains were captured through the sale of the bond of OpenText Corporation, an information technology company that develops enterprise information management software. In November 2019, the Fund sold and took profits on the bonds of Clovis Oncology, a pharmaceutical company at a price well above par.

While issue selection within energy in aggregate aided performance, the Fund held loans and re-org equity exposure to Fieldwood Energy LLC, a large oil and exploration company. These holdings detracted from performance as WTI oil prices tumbled to historical low levels, ending the quarter at $20.48 per barrel. Also detracting from performance were the bonds of Intelsat Jackson Holdings

S.A., a global satellite services company. The company’s bonds fell on expected lower demand for its services and uncertainty over the timing and potential proceeds of a key asset sale. Further, exposure in the form of loans, bonds and re-org equity to iHeartCommunications Inc. negatively impacted performance, as price fell on lowered expectations for radio advertising spend by corporations who have begun cost cutting in light of depressed revenue. The Fund continued to hold these positions on valuations.

An Update on COVID-19 Coronavirus and its Impact on the Nuveen Symphony High Yield Income Fund

In addition to market volatility described in previous sections, the down draft in risk assets was exacerbated by an enormous flight-to-quality out of risk assets into U.S. treasuries and other “safe haven” assets. By the end of the reporting period, the 10-year U.S. treasury had sunk to 0.67%. In March 2020, the Fund experienced an outflow of $38 million, which represented a 7% month-over-month decrease. The redemptions led to a decrease in the Fund’s liquidity and was replenished by trimming positions at distressed price levels to meet redemption needs.

We believe the sell-off in U.S. high yield bond is overdone. While near/medium-term fundamentals have been negatively impacted, these effects will likely be tempered by monetary easing and fiscal stimulus. This said, some industry sectors, such as the energy and select retail sectors, may likely not recover to past highs. However, it is anticipated there will be meaningful recovery in other high yield bond sectors as the COVID-19 crisis ebbs.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV outperformed the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

For the six-month reporting period ended March 31, 2020, the U.S. senior loan market, as measured by Credit Suisse Leveraged Loan Index (“the index”), generated a negative return of 11.73%. This negative result was driven by a resetting of near-term U.S. economic fundamentals due to the growing COVID-19 crisis and corresponding flight out of U.S. risk assets, including loans, during February and March 2020. The Index’s decline in February and March 2020 more than offset the positive return of 2.22% for the prior four month period. During the fourth quarter of 2019 and heading into 2020, U.S. risk assets in general trended upwards on the improved U.S. economic growth expectations following the announcement of a U.S.-China “Phase One” trade deal, as well as solid performance of U.S. corporations broadly. However, investor sentiment turned sharply lower in late February 2020 following news reports of rapidly increasing COVID-19 cases in many regions of the world. In response, governments globally enacted COVID-19 mitigation policies to protect their populations. Following the path of other governments, U.S. Federal, State and local authorities advised Americans to follow “shelter in place” and “social distancing” protocols. These policies have resulted in the shuttering of most “non-essential” businesses, leading to widespread layoffs across industries and a sharp contraction in gross domestic product (GDP) growth. By the end of March 2020, U.S. initial unemployment claims jumped by 10 million. The global pandemic’s economic impact was reflected in global capital markets, which fell sharply in in final five weeks of the reporting period.

Further complicating the difficult economic environment, collaboration amongst oil producers collapsed in March 2020. Facing a historic drop in global demand due to the COVID-19 crisis and unable to reach agreement, Russia and Saudi Arabia increased supply in an attempt to protect revenue. Due to these circumstances, West Texas Intermediate (WTI) oil prices fell 66.46% during the first quarter of 2020.

Portfolio Managers’ Comment (continued)

Seeking to temper the negative economic outcome, the Federal Reserve cut its rate to zero and expanded its open market operations, purchasing treasuries and agency securities. The U.S. fiscal response was also extraordinary. The U.S. Congress passed the Coronavirus Aid Relief and Economic Security Act (the “CARES Act”), a $2 trillion aid package designed to directly help individuals, businesses, and industries impacted by the COVID-19 crisis. This fiscal stimulus package was well received, sparking a relief rally in capital markets during the final week of March 2020. However, despite this, at the end of the reporting period, U.S. levered credit markets (i.e., high yield bonds, senior loans, convertibles) continue to trade at stressed levels. For the two month period ended March 31, 2020, the U.S. senior loan market, as measured by Credit Suisse Leveraged Loan Index (“the Index”), declined 13.65%.

The Fund’s investment approach focuses on the more liquid part of the loan market. During the reporting period, the Fund benefitted from a higher liquidity profile relative to the Index, as larger, more liquid loans outperformed their smaller, illiquid counterparts. Additionally, the Fund’s overweight to BBB/BB- versus B-rated issues relative to the Index helped return comparisons, as higher quality issues outperformed lower quality issues. Relative return was also aided by good issue selection in aggregate, particularly within the health care, information technology and utilities sectors.

Detracting from the Fund’s performance was an overweight to the energy sector, as well as disappointing results from issue selection within the energy sector. Also detracting from performance was equity exposure gained through post restructurings as it fell in concert with U.S. stocks during the reporting period.

Notably contributing to absolute performance during the reporting period were several bond positions purchased at dislocated levels during the March 2020 sell-off. Within the utility sector, the Fund invested in the bonds of Southern California Edison, a utilities company that provides energy production and distribution services. In addition to rallying with the boarder market during the final week of March 2020, the company’s bond price rebounded strongly to above par due to its non-cyclical business profile and good credit fundamentals, reflected in its investment grade credit rating. The Fund exited the position and profited from the trade. The Fund invested in the bonds of CSC Holdings LLC, a cable company with operations in New York and the Southeast region. The company’s bond price rose on anticipated business growth from consumers upgrading their broadband speed. We continue to hold the positions. Performance also benefited from loans of Uniti Group Inc. (formerly Communications Sales & Leasing), a real estate investment trust (REIT). The loans increased in January as a large hedge fund manager increased its holdings in the REIT in an attempt to boost a controlling stake in management. The Fund took advantage of the technical price increase and sold the loans at a price near par.

Notably detracting from absolute performance were the loans of Fieldwood Energy LLC and California Resources Corporation, two large oil and exploration companies. Loans of the two companies and re-org equity exposure to Fieldwood fell in the first quarter of 2020 as WTI crude oi price tumbled to historical low levels, ending at $20.48 per barrels. Also detracting from performance were loans, bonds and re-org equity exposure to iHeartCommunications Inc., which fell on lowered expectations for radio advertising spend by corporations who have begun cost cutting in light of depressed revenue. The Fund continued to hold these positions.

An Update on COVID-19 Coronavirus and its Impact on the Nuveen Symphony Floating Rate Income Fund

In addition to market volatility described in previous sections, the down draft in risk assets was exacerbated by an enormous flight-to-quality out of risk assets into U.S. treasuries and other “safe haven” assets. By the end of the reporting period, the 10-year U.S. treasury had sunk to 0.67%. The flight-to-quality asset shift, combined with the Federal Reserve’s decision to cut benchmark interest rate to zero bound created massive outflow in the senior loan asset class. In March 2020, the Fund experienced an outflow of $184 million, which represented a 16% month-over-month decline. The redemption led to a decrease in the Fund’s liquidity which was replenished by trimming positions at distressed price levels to meet redemption needs.

We believe the sell-off in U.S. senior loans is overdone. While near/medium-term fundamentals have been negatively impacted, these effects will likely be tempered by monetary easing and fiscal stimulus. The loan market dislocation remained at extreme levels and is expected to recover meaningfully as the COVID-19 crisis ebbs. The Fund is well positioned to benefit from the recovery that will first be felt in higher quality issues, as it has an overweight to high quality issuers relative to the Index.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Symphony High Yield Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. This Fund is subject to the risks of investing in loans, including loan settlement risk due to the lack of established settlement standards or remedies for failure to settle and covenant lite loan risk, which is the risk that loans with limited restrictive covenants on borrowers may weaken the Fund’s ability to access collateral securing the loan and enforce its rights as a lender. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as active management, call, derivatives, income, and unrated securities risks, are described in detail in the Fund’s prospectus.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

Average Annual Total Returns as of March 31, 2020

		Total Returns as of March 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	4/28/10	(13.47)%	(9.59)%	1.51%	4.78%	1.05%	1.01%
Class A Shares at maximum Offering Price	4/28/10	(17.58)%	(13.87)%	0.52%	4.27%	—	—
ICE BofAML U.S. High Yield Master II Index	—	(10.86)%	(7.45)%	2.67%	5.31%	—	—
Lipper High Yield Funds Classification Average	—	(10.73)%	(7.49)%	1.76%	4.41%	—	—

Class C Shares	4/28/10	(13.82)%	(10.27)%	0.75%	4.00%	1.81%	1.76%
Class R6 Shares	10/01/14	(13.29)%	(9.24)%	1.85%	1.78%	0.69%	0.65%
Class I Shares	4/28/10	(13.36)%	(9.35)%	1.76%	5.04%	0.80%	0.76%

*

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% through July 31, 2021 or 1.35% after July 31, 2021 of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance and Expense Ratios

Average Annual Total Returns as of March 31, 2020

		Total Returns as of March 31, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class A Shares at NAV	5/02/11	(10.92)%	(9.18)%	0.49%	2.71%	1.01%
Class A Shares at maximum Offering Price	5/02/11	(13.59)%	(11.90)%	(0.12)%	2.36%	—
Credit Suisse Leveraged Loan Index	—	(11.73)%	(9.51)%	1.21%	2.69%	—
Lipper Loan Participation Funds Classification Average	—	(11.79)%	(9.94)%	0.36%	1.75%	—

Class C Shares	5/02/11	(11.26)%	(9.87)%	(0.27)%	1.94%	1.76%
Class R6 Shares	1/28/15	(10.76)%	(8.85)%	0.84%	1.15%	0.67%
Class I Shares	5/02/11	(10.84)%	(8.95)%	0.74%	2.97%	0.77%

*

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Yields    as of March 31, 2020

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony High Yield Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.78%	5.15%	6.35%	6.50%
SEC 30-Day Yield-Subsidized	7.59%	7.26%	8.32%	8.42%
SEC 30-Day Yield-Unsubsidized	7.52%	7.19%	8.25%	8.41%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.79%	5.09%	6.25%	6.34%
SEC 30-Day Yield	5.09%	4.47%	5.48%	5.63%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of March 31, 2020

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony High Yield Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	69.1%

Variable Rate Senior Loan Interests	26.4%

Common Stocks	1.1%

Convertible Bonds	0.8%

Warrants	0.0%

Common Stock Rights	0.0%

Other Assets Less Liabilities	2.6%

Net Assets	100%

Top Five Holdings

(% of net assets)

Greeneden U.S. Holdings II LLC., Term Loan B	1.5%

Epicor Software Corporation, Term Loan B	1.4%

Ellucian, Term Loan B, First Lien	1.4%

Blackboard, Inc., Term Loan B5, First Lien	1.1%

Kronos Acquisition Holdings Inc, 144A	1.0%

Portfolio Composition

(% of net assets)

Media	15.7%

Software	7.3%

Health Care Providers & Services	5.5%

Hotels, Restaurants & Leisure	4.9%

Communications Equipment	4.3%

Oil, Gas & Consumable Fuels	4.2%

Pharmaceuticals	3.0%

Specialty Retail	2.9%

Aerospace & Defense	2.4%

Household Durables	2.4%

Wireless Telecommunication Services	2.4%

Electric Utilities	2.3%

Food Products	2.0%

Professional Services	2.0%

Diversified Telecommunication Services	2.0%

Diversified Consumer Services	1.7%

Energy Equipment & Services	1.6%

Consumer Finance	1.6%

Food & Staples Retailing	1.6%

Auto Components	1.5%

Metals & Mining	1.4%

Thrifts & Mortgage Finance	1.4%

Health Care Technology	1.3%

Diversified Financial Services	1.3%

Equity Real Estate Investment Trust	1.2%

Other	19.5%

Other Assets Less Liabilities	2.6%

Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	2.9%

BB or Lower	95.3%

N/R (not rated)	1.8%

Total	100%

Holding Summaries as of March 31, 2020 (continued)

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	82.7%

Corporate Bonds	16.0%

Common Stocks	1.2%

Common Stock Rights	0.0%

Warrants	0.0%

Investment Companies	0.5%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

Top Five Holdings

(% of net assets)

iHeartCommunications Inc., Term Loan B	1.5%

Numericable Group S.A., Term Loan B13	1.3%

CenturyLink, Inc., Term Loan B	1.3%

Pacific Gas & Electric Co.	1.2%

Cengage Learning Acquisitions, Inc., Term Loan B	1.2%

Portfolio Composition

(% of net assets)

Media	16.3%

Hotels, Restaurants & Leisure	9.9%

Software	8.9%

Health Care Providers & Services	6.9%

Diversified Telecommunication Services	4.5%

Pharmaceuticals	4.5%

Electric Utilities	3.7%

Commercial Services & Supplies	3.7%

Communications Equipment	2.7%

Technology Hardware, Storage & Peripherals	2.1%

Insurance	2.0%

Oil, Gas & Consumable Fuels	2.0%

IT Services	1.7%

Aerospace & Defense	1.7%

Professional Services	1.5%

Household Products	1.5%

Machinery	1.4%

Health Care Technology	1.4%

Semiconductors & Semiconductor Equipment	1.3%

Wireless Telecommunication Services	1.3%

Diversified Consumer Services	1.3%

Other	19.6%

Investments Companies	0.5%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.6%

BBB	8.6%

BB or Lower	88.1%

N/R (not rated)	2.7%

Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2020.

The beginning of the period is October 1, 2019.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony High Yield Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$865.29	$861.78	$867.11	$866.42
Expenses Incurred During the Period	$4.66	$8.15	$2.94	$3.50
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.00	$1,016.25	$1,021.85	$1,021.25
Expenses Incurred During the Period	$5.05	$8.82	$3.18	$3.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.63% and 0.75% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$890.82	$887.36	$892.44	$891.55
Expenses Incurred During the Period	$4.68	$8.21	$3.17	$3.50
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.05	$1,016.30	$1,021.65	$1,021.30
Expenses Incurred During the Period	$5.00	$8.77	$3.39	$3.74

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.99%, 1.74%, 0.67% and 0.74% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony High Yield Income Fund

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.4%

	CORPORATE BONDS – 69.1%

	Aerospace & Defense – 1.1%

$1,000	Arconic Corp, 144A	6.125%	2/15/28	Ba3	$1,022,500

900	Signature Aviation US Holdings Inc, 144A	4.000%	3/01/28	BB	812,520

1,800	Spirit AeroSystems Inc	4.600%	6/15/28	BB	1,547,800

1,450	TransDigm Inc, 144A	5.500%	11/15/27	B–	1,301,375
5,150	Total Aerospace & Defense				4,684,195

	Air Freight & Logistics – 0.2%

950	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	Ba3	881,125

	Auto Components – 1.5%

1,800	Allison Transmission Inc, 144A	5.875%	6/01/29	BB	1,764,000

2,800	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc, 144A	7.875%	10/01/22	Caa2	1,792,000

2,650	Panther BF Aggregator 2 LP / Panther Finance Co Inc, 144A	6.250%	5/15/26	BB	2,504,250
7,250	Total Auto Components				6,060,250

	Building Products – 0.8%

1,400	Builders FirstSource Inc, 144A	5.000%	3/01/30	BB–	1,260,000

2,700	Hillman Group Inc/The, 144A	6.375%	7/15/22	CCC	2,095,875
4,100	Total Building Products				3,355,875

	Capital Markets – 0.3%

450	AG Issuer LLC, 144A	6.250%	3/01/28	B2	378,000

1,000	LPL Holdings Inc, 144A	4.625%	11/15/27	BB	914,620
1,450	Total Capital Markets				1,292,620

	Chemicals – 1.2%

900	Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A	7.000%	4/15/25	B+	796,500

3,600	PQ Corp, 144A	5.750%	12/15/25	B	3,240,000

1,000	Valvoline Inc, 144A	4.250%	2/15/30	BB	930,000
5,500	Total Chemicals				4,966,500

	Commercial Services & Supplies – 0.6%

750	Allied Universal Holdco LLC / Allied Universal Finance Corp, 144A	6.625%	7/15/26	BB–	734,067

540	GFL Environmental Inc, 144A	7.000%	6/01/26	B–	522,674

900	GFL Environmental Inc, 144A	5.125%	12/15/26	BB–	877,500

590	Tervita Corp, 144A	7.625%	12/01/21	B+	413,000
2,780	Total Commercial Services & Supplies				2,547,241

Nuveen Symphony High Yield Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Communications Equipment – 2.6%

$3,600	CommScope Inc, 144A	6.000%	3/01/26	Ba3	$3,594,600

2,820	Intelsat Jackson Holdings SA	5.500%	8/01/23	CCC+	1,734,300

4,000	Intelsat Jackson Holdings SA, 144A	9.750%	7/15/25	CCC+	2,500,000

850	ViaSat Inc, 144A	5.625%	9/15/25	BB–	794,665

1,800	ViaSat Inc, 144A	5.625%	4/15/27	BB+	1,777,500
13,070	Total Communications Equipment				10,401,065

	Construction & Engineering – 0.7%

3,343	Tutor Perini Corp, 144A	6.875%	5/01/25	BB–	2,774,690

	Construction Materials – 0.4%

1,000	Ashton Woods USA LLC / Ashton Woods Finance Co, 144A	6.625%	1/15/28	B–	790,000

850	Summit Materials LLC / Summit Materials Finance Corp, 144A	5.125%	6/01/25	BB	790,500
1,850	Total Construction Materials				1,580,500

	Consumer Finance – 1.0%

930	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	655,650

1,700	DAE Funding LLC, 144A	4.500%	8/01/22	Baa3	1,576,750

850	Provident Funding Associates LP / PFG Finance Corp, 144A	6.375%	6/15/25	B2	711,875

1,100	Verscend Escrow Corp, 144A	9.750%	8/15/26	CCC+	1,097,932
4,580	Total Consumer Finance				4,042,207

	Containers & Packaging – 0.4%

900	Cascades Inc/Cascades USA Inc, 144A	5.125%	1/15/26	BB–	870,750

900	Trivium Packaging Finance BV, 144A	5.500%	8/15/26	B+	895,500
1,800	Total Containers & Packaging				1,766,250

	Distributors – 0.2%

900	American Builders & Contractors Supply Co Inc, 144A	4.000%	1/15/28	BB+	819,000

	Diversified Consumer Services – 1.0%

4,950	Kronos Acquisition Holdings Inc, 144A	9.000%	8/15/23	Caa2	4,059,000

	Diversified Financial Services – 0.8%

2,300	ASP AMC Merger Sub Inc, 144A	8.000%	5/15/25	CCC	1,322,500

2,000	PetSmart Inc, 144A	7.125%	3/15/23	CCC+	1,884,000
4,300	Total Diversified Financial Services				3,206,500

	Diversified Telecommunication Services – 1.1%

900	Altice France SA/France, 144A	5.500%	1/15/28	B	842,670

3,360	Intelsat Luxembourg SA	7.750%	6/01/21	D	1,680,000

1,900	Qualitytech LP / QTS Finance Corp, 144A	4.750%	11/15/25	BB	1,833,500
6,160	Total Diversified Telecommunication Services				4,356,170

	Electric Utilities – 2.1%

1,800	Bruce Mansfield Unit 1 2007 Pass Through Trust, (3)	6.850%	6/01/34	N/R	6,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities (continued)

$3,700	Pacific Gas & Electric Co, (3)	6.050%	3/01/34	N/R	$3,737,000

1,000	Pacific Gas & Electric Co, (3)	4.750%	2/15/44	N/R	980,000

2,250	Talen Energy Supply LLC, 144A	6.625%	1/15/28	B	1,885,309

1,800	TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB	1,746,000
10,550	Total Electric Utilities				8,355,059

	Electronic Equipment, Instruments & Components – 0.4%

1,800	MTS Systems Corp, 144A	5.750%	8/15/27	B+	1,669,500

	Energy Equipment & Services – 1.4%

900	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	621,000

1,590	FTS International Inc	6.250%	5/01/22	CCC+	552,525

1,300	Oceaneering International Inc	6.000%	2/01/28	BB	497,790

900	Shelf Drilling Holdings Ltd, 144A	8.250%	2/15/25	CCC+	430,200

752	Transocean Guardian Ltd, 144A	5.875%	1/15/24	B	601,200

1,000	Transocean Inc, 144A	8.000%	2/01/27	B–	475,000

751	Transocean Pontus Ltd, 144A	6.125%	8/01/25	B	608,715

2,400	USA Compression Partners LP / USA Compression Finance Corp	6.875%	4/01/26	BB–	1,500,000
9,593	Total Energy Equipment & Services				5,286,430

	Equity Real Estate Investment Trust – 1.2%

1,800	MPT Operating Partnership LP / MPT Finance Corp	4.625%	8/01/29	BBB–	1,656,000

2,750	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	B	2,557,500

920	VICI Properties LP / VICI Note Co Inc, 144A	4.125%	8/15/30	BB	871,700
5,470	Total Equity Real Estate Investment Trust				5,085,200

	Food & Staples Retailing – 1.1%

920	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	4.875%	2/15/30	BB–	910,800

1,800	Kraft Heinz Foods Co	6.500%	2/09/40	Baa3	1,968,613

1,620	New Albertsons LP	8.000%	5/01/31	B+	1,587,600
4,340	Total Food & Staples Retailing				4,467,013

	Food Products – 1.6%

3,150	H-Food Holdings LLC / Hearthside Finance Co Inc, 144A	8.500%	6/01/26	CCC	2,488,500

2,250	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 144A	5.500%	1/15/30	BB	2,323,125

1,575	Post Holdings Inc, 144A	4.625%	4/15/30	B+	1,508,063
6,975	Total Food Products				6,319,688

	Gas Utilities – 0.6%

3,300	Rockpoint Gas Storage Canada Ltd, 144A	7.000%	3/31/23	B+	2,400,783

Nuveen Symphony High Yield Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Equipment & Supplies – 0.2%

$920	Radiology Partners Inc, 144A	9.250%	2/01/28	CCC+	$796,489

	Health Care Providers & Services – 3.2%

1,350	CHS/Community Health Systems Inc, 144A	9.875%	6/30/23	CCC–	1,053,000

1,800	LifePoint Health Inc, 144A	4.375%	2/15/27	B+	1,695,600

1,160	Polaris Intermediate Corp, 144A (cash 8.500%, PIK 9.250%)	8.500%	12/01/22	B–	899,000

4,050	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	3,835,957

3,000	Tenet Healthcare Corp	8.125%	4/01/22	B–	2,835,000

900	Vizient Inc, 144A	6.250%	5/15/27	B	898,124

2,000	West Street Merger Sub Inc, 144A	6.375%	9/01/25	CCC	1,743,400
14,260	Total Health Care Providers & Services				12,960,081

	Health Care Technology – 0.6%

2,500	Change Healthcare Holdings LLC / Change Healthcare Finance Inc, 144A	5.750%	3/01/25	B–	2,312,500

	Hotels, Restaurants & Leisure – 4.8%

1,000	Boyd Gaming Corp, 144A	4.750%	12/01/27	B+	825,000

2,750	Caesars Resort Collection LLC / CRC Finco Inc, 144A	5.250%	10/15/25	B–	1,986,050

2,700	ESH Hospitality Inc, 144A	4.625%	10/01/27	BB–	2,106,000

875	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A	4.750%	6/01/27	BB	822,500

1,350	Marriott Ownership Resorts Inc, 144A	4.750%	1/15/28	BB–	1,012,500

1,000	NCL Corp Ltd, 144A	3.625%	12/15/24	BB+	637,800

2,400	Penn National Gaming Inc, 144A	5.625%	1/15/27	B	1,780,488

500	Scientific Games International Inc, 144A	5.000%	10/15/25	B+	435,000

3,500	Scientific Games International Inc, 144A	7.000%	5/15/28	B–	2,152,500

900	Speedway Motorsports LLC / Speedway Funding II Inc, 144A	4.875%	11/01/27	BB+	810,000

1,700	Station Casinos LLC, 144A	5.000%	10/01/25	B–	1,415,777

2,750	Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp, 144A	5.875%	5/15/25	B–	2,254,175

1,745	Wyndham Hotels & Resorts Inc, 144A	5.375%	4/15/26	Ba2	1,518,150

1,800	Wynn Resorts Ltd, 144A	5.125%	10/01/29	BB–	1,638,000
24,970	Total Hotels, Restaurants & Leisure				19,393,940

	Household Durables – 1.6%

1,800	Brookfield Residential Properties Inc / Brookfield Residential US Corp, 144A	6.250%	9/15/27	BB–	1,561,320

900	Mattamy Group Corp, 144A	5.250%	12/15/27	BB	837,000

2,511	New Home Co Inc/The	7.250%	4/01/22	B–	2,134,350

1,800	Taylor Morrison Communities Inc, 144A	6.000%	9/01/23	Ba3	1,728,000
7,011	Total Household Durables				6,260,670

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Products – 0.7%

$3,600	Spectrum Brands Inc, 144A	5.000%	10/01/29	BB	$3,060,000

	Independent Power & Renewable Electricity Producers – 0.6%

2,500	Pattern Energy Group Inc, 144A	5.875%	2/01/24	BB–	2,481,700

	Industrial Conglomerates – 0.1%

1,400	Aptim Corp, 144A	7.750%	6/15/25	CCC+	476,000

	Insurance – 0.8%

1,800	Acrisure LLC / Acrisure Finance Inc, 144A	7.000%	11/15/25	CCC+	1,548,000

1,800	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	6.750%	10/15/27	CCC+	1,685,520
3,600	Total Insurance				3,233,520

	Interactive Media & Services – 0.4%

1,870	Rackspace Hosting Inc, 144A	8.625%	11/15/24	B–	1,663,739

	Internet & Direct Marketing Retail – 0.2%

900	Photo Holdings Merger Sub Inc, 144A	8.500%	10/01/26	B1	729,000

	IT Services – 0.7%

2,700	Go Daddy Operating Co LLC / GD Finance Co Inc, 144A	5.250%	12/01/27	BB–	2,724,840

	Life Sciences Tools & Services – 0.3%

1,350	Charles River Laboratories International Inc, 144A	4.250%	5/01/28	BB	1,301,265

	Machinery – 0.6%

3,510	Apex Tool Group LLC / BC Mountain Finance Inc, 144A	9.000%	2/15/23	CCC+	2,281,500

	Media – 13.0%

1,365	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.000%	2/01/28	BB+	1,370,474

3,500	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.375%	6/01/29	BB+	3,596,600

2,025	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	8/15/30	BB+	1,984,500

1,350	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	5/01/32	BB+	1,316,520

2,978	Clear Channel Worldwide Holdings Inc, 144A	9.250%	2/15/24	B–	2,561,080

3,410	Clear Channel Worldwide Holdings Inc, 144A	5.125%	8/15/27	B+	3,193,124

2,000	CSC Holdings LLC, 144A	5.500%	4/15/27	BB	2,069,800

3,600	CSC Holdings LLC, 144A	5.750%	1/15/30	B	3,630,456

500	DISH DBS Corp	5.875%	7/15/22	B1	486,910

1,500	DISH DBS Corp	5.000%	3/15/23	B1	1,440,075

900	DISH DBS Corp	7.750%	7/01/26	B1	924,750

1,350	Entercom Media Corp, 144A	6.500%	5/01/27	B	1,171,125

1,800	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	1,584,000

850	iHeartCommunications Inc	6.375%	5/01/26	BB–	804,064

1,564	iHeartCommunications Inc	8.375%	5/01/27	B–	1,331,825

2,250	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB–	1,960,650

3,325	iHeartCommunications Inc, 144A	4.750%	1/15/28	BB–	2,992,500

Nuveen Symphony High Yield Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,550	Intelsat Luxembourg SA	8.125%	6/01/23	CCC–	$317,750

1,800	LCPR Senior Secured Financing DAC, 144A	6.750%	10/15/27	BB–	1,773,000

2,030	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 144A	7.875%	5/15/24	BB	1,512,350

2,700	Midcontinent Communications / Midcontinent Finance Corp, 144A	5.375%	8/15/27	B	2,614,180

1,900	Nexstar Broadcasting Inc, 144A	5.625%	7/15/27	B	1,857,250

1,200	Outfront Media Capital LLC / Outfront Media Capital Corp, 144A	5.000%	8/15/27	BB–	1,104,000

2,000	Sirius XM Radio Inc, 144A	5.500%	7/01/29	BB	2,040,000

1,800	TEGNA Inc, 144A	5.000%	9/15/29	BB–	1,620,000

1,000	Telesat Canada / Telesat LLC, 144A	4.875%	6/01/27	BB–	954,800

900	Telesat Canada / Telesat LLC, 144A	6.500%	10/15/27	B	864,000

3,150	Terrier Media Buyer Inc, 144A	8.875%	12/15/27	CCC+	2,646,000

1,600	Videotron Ltd, 144A	5.125%	4/15/27	BB+	1,600,000

1,800	Virgin Media Secured Finance PLC, 144A	5.500%	5/15/29	BB+	1,800,000
57,697	Total Media				53,121,783

	Metals & Mining – 1.4%

1,350	Cleveland-Cliffs Inc, 144A	6.750%	3/15/26	BB–	1,193,063

1,000	First Quantum Minerals Ltd, 144A	7.250%	4/01/23	B	856,250

3,375	Hecla Mining Co	7.250%	2/15/28	B	2,971,687

1,800	Taseko Mines Ltd, 144A	8.750%	6/15/22	CCC+	810,000
7,525	Total Metals & Mining				5,831,000

	Oil, Gas & Consumable Fuels – 3.8%

1,350	Buckeye Partners LP, 144A	4.125%	3/01/25	BB	1,138,050

900	Buckeye Partners LP, 144A	4.500%	3/01/28	BB	738,000

2,700	Cheniere Energy Partners LP	5.250%	10/01/25	BB	2,511,000

1,800	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,467,000

3,000	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	2,925,000

1,800	Hess Midstream Operations LP, 144A	5.125%	6/15/28	BB+	1,265,040

950	Holly Energy Partners LP / Holly Energy Finance Corp, 144A	5.000%	2/01/28	BB	795,625

960	Murphy Oil Corp	6.875%	8/15/24	BB+	568,800

2,000	Murphy Oil Corp	5.875%	12/01/27	BB+	1,045,600

5,000	Peabody Energy Corp, 144A	6.000%	3/31/22	BB–	3,400,000

700	Rex Energy Corp, (3)	8.000%	10/01/20	N/R	5,250
21,160	Total Oil, Gas & Consumable Fuels				15,859,365

	Paper & Forest Products – 0.2%

950	Louisiana-Pacific Corp	4.875%	9/15/24	BB+	819,375

	Personal Products – 0.3%

1,565	Revlon Consumer Products Corp	5.750%	2/15/21	Caa3	1,267,650

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals – 3.0%

$3,349	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	$2,947,120

2,200	Bausch Health Cos Inc, 144A	7.000%	1/15/28	B	2,281,400

1,800	Bausch Health Cos Inc, 144A	5.000%	1/30/28	B	1,704,060

2,000	Catalent Pharma Solutions Inc, 144A	5.000%	7/15/27	B+	1,940,000

1,125	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	7/15/23	CCC+	814,927

3,200	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A	4.875%	4/15/20	CC	2,272,000

900	Endo Finance LLC / Endo Finco Inc, 144A	6.000%	2/01/25	CCC+	612,000
14,574	Total Pharmaceuticals				12,571,507

	Professional Services – 0.6%

2,400	ASGN Inc, 144A	4.625%	5/15/28	BB–	2,250,000

	Real Estate Management & Development – 0.3%

900	Forestar Group Inc, 144A	5.000%	3/01/28	B+	747,333

375	Howard Hughes Corp/The, 144A	5.375%	3/15/25	BB–	362,813
1,275	Total Real Estate Management & Development				1,110,146

	Road & Rail – 0.4%

3,140	Hertz Corp/The, 144A	6.000%	1/15/28	B–	1,648,500

	Semiconductors & Semiconductor Equipment – 0.4%

1,820	Entegris Inc, 144A	4.625%	2/10/26	BB	1,729,000

	Software – 1.7%

1,800	Camelot Finance SA, 144A	4.500%	11/01/26	B	1,746,000

900	IQVIA Inc, 144A	5.000%	5/15/27	BB	920,250

1,600	NortonLifeLock Inc, 144A	5.000%	4/15/25	BB+	1,615,488

900	Open Text Holdings Inc, 144A	4.125%	2/15/30	BB	846,225

1,750	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	1,804,687
6,950	Total Software				6,932,650

	Specialty Retail – 2.0%

1,800	Lithia Motors Inc, 144A	4.625%	12/15/27	BB	1,620,180

3,600	PetSmart Inc, 144A	8.875%	6/01/25	CCC+	3,258,000

2,700	Staples Inc, 144A	7.500%	4/15/26	B+	2,362,516

1,000	Staples Inc, 144A	10.750%	4/15/27	B–	767,300
9,100	Total Specialty Retail				8,007,996

	Technology Hardware, Storage & Peripherals – 0.3%

1,170	Western Digital Corp	4.750%	2/15/26	Baa3	1,189,305

	Thrifts & Mortgage Finance – 1.4%

3,500	Freedom Mortgage Corp, 144A	8.125%	11/15/24	B+	2,819,565

3,150	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%	3/15/22	BB+	2,819,250
6,650	Total Thrifts & Mortgage Finance				5,638,815

Nuveen Symphony High Yield Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 0.8%

$1,800	Ashtead Capital Inc, 144A	4.000%			5/01/28	BBB–	$1,551,600

1,880	United Rentals North America Inc	5.250%			1/15/30	BB–	1,879,436
3,680	Total Trading Companies & Distributors						3,431,036

	Wireless Telecommunication Services – 2.4%

2,700	Connect Finco SARL / Connect US Finco LLC, 144A	6.750%			10/01/26	B+	2,230,875

3,480	Hughes Satellite Systems Corp	5.250%			8/01/26	BBB–	3,445,200

5,255	Intelsat Connect Finance SA, 144A	9.500%			2/15/23	CCC–	1,931,212

900	Sprint Corp	7.875%			9/15/23	B+	992,142

900	Sprint Corp	7.625%			3/01/26	B+	1,018,620
13,235	Total Wireless Telecommunication Services						9,618,049
$334,143	Total Corporate Bonds (cost $326,504,759)						281,078,282

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 26.4% (4)

	Aerospace & Defense – 1.3%

$4,243	Sequa Corporation, Term Loan B	6.742%	3-Month LIBOR	5.000%	11/28/21	B	$3,484,975

985	Sequa Corporation, Term Loan, Second Lien	10.770%	3-Month LIBOR	9.000%	4/28/22	Caa2	720,223

965	Transdigm, Inc., Term Loan G, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	905,743
6,193	Total Aerospace & Defense						5,110,941

	Commercial Services & Supplies – 0.3%

698	Education Management LLC, Term Loan A, (3)	0.000%	N/A	N/A	7/02/20	N/R	6,982

2,092	iQor US, Inc., Term Loan, First Lien	6.909%	3-Month LIBOR	5.000%	4/01/21	Caa1	1,248,074
2,790	Total Commercial Services & Supplies						1,255,056

	Communications Equipment – 1.7%

1,799	Avaya, Inc., Term Loan B	4.955%	1-Month LIBOR	4.250%	12/15/24	BB–	1,551,255

2,686	Fleet U.S. Bidco Inc., Term Loan B	4.322%	6-Month LIBOR	3.250%	10/07/26	B+	2,458,147

1,929	MultiPlan, Inc., Term Loan B	4.200%	3-Month LIBOR	2.750%	6/07/23	B+	1,735,943

1,845	Riverbed Technology, Inc., Term Loan B, First Lien	4.250%	1-Month LIBOR	3.250%	4/24/22	B2	1,221,827
8,259	Total Communications Equipment						6,967,172

	Consumer Finance – 0.6%

2,709	Verscend Technologies, Tern Loan B	5.489%	1-Month LIBOR	4.500%	8/27/25	B+	2,573,313

	Containers & Packaging – 0.2%

1,146	Kloeckner Pentaplast of America Inc., Dollar Term Loan	5.250%	1-Month LIBOR	4.250%	6/30/22	B–	811,376

	Diversified Consumer Services – 0.5%

2,395	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	1-Month LIBOR	4.250%	6/07/23	B	1,964,022

474	Education Management LLC, Elevated Term Loan B, (3)	7.612%	6-Month LIBOR	5.500%	7/02/20	N/R	5,923
2,869	Total Diversified Consumer Services						1,969,945

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Diversified Financial Services – 0.5%

$2,885	Travelport LLC, Term Loan B	6.072%	6-Month LIBOR	5.000%	5/29/26	B	$1,892,888

	Diversified Telecommunication Services – 0.9%

959	Frontier Communications Corporation, Term Loan B	5.350%	6-Month LIBOR	3.750%	6/15/24	B3	916,943

2,815	Numericable Group S.A., Term Loan B13	4.705%	1-Month LIBOR	4.000%	8/14/26	B	2,694,764
3,774	Total Diversified Telecommunication Services						3,611,707

	Energy Equipment & Services – 0.2%

891	Petroleum GEO-Services ASA/PGS Finance, Inc., Term Loan B	8.460%	3-Month LIBOR	7.000%	3/19/24	B2	607,133

	Food & Staples Retailing – 0.5%

2,388	Hearthside Group Holdings LLC, Term Loan B	4.677%	1-Month LIBOR	3.688%	5/23/25	B	2,025,695

	Food Products – 0.4%

1,975	Chobani, Inc., Term Loan B	4.500%	1-Month LIBOR	3.500%	10/10/23	B1	1,779,527

	Health Care Equipment & Supplies – 0.1%

711	Vyaire Medical, Inc., Term Loan B	6.659%	3-Month LIBOR	4.750%	4/16/25	B3	513,605

	Health Care Providers & Services – 2.3%

2,475	Air Medical Group Holdings, Inc., Term Loan B	4.932%	2-Month LIBOR	3.250%	4/28/22	B1	2,313,829

1,591	Air Methods, Term Loan, First Lien	4.950%	3-Month LIBOR	3.500%	4/22/24	B	1,136,650

224	Envision Healthcare Corporation, Initial Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	115,818

3,950	Kindred at Home Hospice, Term Loan B, First Lien	4.250%	1-Month LIBOR	3.250%	7/02/25	B1	3,732,750

2,753	Heartland Dental Care, Inc., Term Loan, First Lien	4.739%	1-Month LIBOR	3.750%	4/30/25	B3	2,154,113
10,993	Total Health Care Providers & Services						9,453,160

	Health Care Technology – 0.7%

1,671	Onex Carestream Finance LP, Term Loan, First Lien	7.322%	6-Month LIBOR	6.250%	2/28/21	B1	1,538,634

1,525	Onex Carestream Finance LP, Term Loan, Second Lien (cash 10.572%, PIK 1.000%)	11.572%	6-Month LIBOR	10.500%	6/07/21	CCC+	1,315,231
3,196	Total Health Care Technology						2,853,865

	Hotels, Restaurants & Leisure – 0.1%

1,577	24 Hour Fitness Worldwide, Inc., Term Loan B	4.950%	3-Month LIBOR	3.500%	5/30/25	B–	372,422

	Household Durables – 0.8%

4,191	Apex Tool Group LLC, Third Amendment Term Loan	6.750%	1-Month LIBOR	5.500%	8/01/24	B–	3,284,221

257	Serta Simmons Holdings LLC, Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	11/08/23	CCC	108,389
4,448	Total Household Durables						3,392,610

	Household Products – 0.4%

1,800	KIK Custom Products Inc., Term Loan B2	5.000%	1-Month LIBOR	4.000%	5/15/23	B3	1,628,253

	Insurance – 0.4%

1,945	Acrisure LLC, Term Loan B	5.207%	3-Month LIBOR	3.500%	2/15/27	B	1,740,976

Nuveen Symphony High Yield Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Interactive Media & Services – 0.8%

$3,613	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.763%	3-Month LIBOR	3.000%	11/03/23	B+	$3,189,706

	Internet Software & Services – 1.0%

3,900	Ancestry.com, Inc., Term Loan, First Lien	4.750%	1-Month LIBOR	3.750%	10/19/23	B	3,412,287

2,825	SkillSoft Corporation, Term Loan, Second Lien	10.027%	3-Month LIBOR	8.250%	4/28/22	C	510,520
6,725	Total Internet Software & Services						3,922,807

	IT Services – 0.5%

2,913	Syniverse Holdings, Inc., Term Loan C	6.873%	6-Month LIBOR	5.000%	3/09/23	B2	1,928,446

	Machinery – 0.2%

893	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.950%	3-Month LIBOR	4.500%	11/27/20	Caa1	669,649

	Marine – 0.1%

992	Harvey Gulf International Marine, Inc., Exit Term Loan	7.713%	3-Month LIBOR	6.000%	7/02/23	B	575,879

	Media – 1.9%

2,686	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.700%	3-Month LIBOR	3.250%	7/23/21	B2	2,175,489

994	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 3.250%, PIK 1.750%)	5.000%	1-Month LIBOR	4.000%	4/10/24	N/R	730,607

873	Cumulus Media, Inc., Term Loan B	4.822%	6-Month LIBOR	3.750%	3/31/26	B	711,783

3,983	iHeartCommunications Inc., Term Loan B	3.989%	1-Month LIBOR	3.000%	5/01/26	BB–	3,392,015

312	McGraw-Hill Education Holdings LLC, Term Loan B	5.450%	3-Month LIBOR	4.000%	5/04/22	BB+	259,260

499	Cox Media/Terrier Media, Term Loan, First Lien	5.700%	3-Month LIBOR	4.250%	12/17/26	BB–	452,616
9,347	Total Media						7,721,770

	Oil, Gas & Consumable Fuels – 0.4%

3,913	Fieldwood Energy LLC, Exit Term Loan	7.027%	3-Month LIBOR	5.250%	4/11/22	BB–	1,393,850

3,520	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.027%	3-Month LIBOR	7.250%	4/11/23	B+	359,087
7,433	Total Oil, Gas & Consumable Fuels						1,752,937

	Personal Products – 0.7%

7,366	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.113%	3-Month LIBOR	3.500%	9/07/23	B3	2,948,808

	Professional Services – 1.4%

2,194	Ceridian HCM Holding, Inc., Term Loan B	3.489%	1-Month LIBOR	2.500%	4/30/25	B+	2,106,623

5,605	Skillsoft Corporation, Initial Term Loan, First Lien	6.527%	3-Month LIBOR	4.750%	4/28/21	Caa2	3,699,367
7,799	Total Professional Services						5,805,990

	Road & Rail – 0.3%

735	Ceva Group PLC, Term Loan B	6.450%	3-Month LIBOR	5.000%	8/04/25	B3	411,589

900	Hertz Corporation, Term Loan B1, (WI/DD)	TBD	TBD	TBD	TBD	BB	649,125
1,635	Total Road & Rail						1,060,714

	Semiconductors & Semiconductor Equipment – 0.2%

1,841	Lumileds, Term Loan B, (DD1)	4.572%	6-Month LIBOR	3.500%	6/30/24	CCC+	697,157

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Software – 5.3%

$5,199	Blackboard, Inc., Term Loan B5, First Lien	7.737%	3-Month LIBOR	6.000%	6/30/24	B	$4,652,993

5,717	Ellucian, Term Loan B, First Lien	4.700%	3-Month LIBOR	3.250%	9/30/22	B	5,488,252

6,019	Epicor Software Corporation, Term Loan B	4.250%	1-Month LIBOR	3.250%	6/01/22	B2	5,555,825

6,315	Greeneden U.S. Holdings II LLC, Term Loan B	4.239%	1-Month LIBOR	3.250%	12/01/23	B2	5,967,964
23,250	Total Software						21,665,034

	Specialty Retail – 0.9%

3,975	Petsmart Inc., Term Loan B, First Lien	5.000%	6-Month LIBOR	4.000%	3/11/22	B	3,822,910

	Technology Hardware, Storage & Peripherals – 0.6%

2,576	Diebold, Inc., Term Loan A1	10.250%	1-Month LIBOR	9.250%	8/31/22	B–	2,318,618

	Trading Companies & Distributors – 0.2%

887	Hayward Industries, Inc., Initial Term Loan, First Lien	4.489%	1-Month LIBOR	3.500%	8/05/24	B	709,995
$141,794	Total Variable Rate Senior Loan Interests (cost $136,028,311)						107,350,064

Shares	Description (1)						Value

	COMMON STOCKS – 1.1%

	Diversified Consumer Services – 0.2%

131,431	Cengage Learning Holdings II Inc, (6)						$936,446

	Electric Utilities – 0.2%

38,529	Energy Harbor Corp, (6)						871,718

	Internet & Direct Marketing Retail – 0.0%

652	Catalina Marketing Corp, (6)						1,956

	Media – 0.4%

208,386	Clear Channel Outdoor Holdings Inc						133,367

183,957	iHeartMedia Inc						1,344,726

9,292	Tribune Co, (7)						2,044
	Total Media						1,480,137

	Software – 0.3%

139,186	Avaya Holdings Corp						1,126,015
	Total Common Stocks (cost $14,005,355)						4,416,272

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.8%

	Biotechnology – 0.4%

$1,940	Acorda Therapeutics Inc, 144A	6.000%			12/01/24	N/R	$1,689,263

	Media – 0.4%

1,800	DISH Network Corp	3.375%			8/15/26	Ba3	1,461,333
$3,740	Total Convertible Bonds (cost $3,655,312)						3,150,596

Nuveen Symphony High Yield Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Shares	Description (1)	Value

	WARRANTS – 0.0%

	Communications Equipment – 0.0%

45,063	Avaya Holdings Corp, (6)	$46,415
	Total Warrants (cost $4,643,893)	46,415

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

14,531	Fieldwood Energy Inc, (6)	$14,531

2,935	Fieldwood Energy Inc, (6)	2,935
	Total Common Stock Rights (cost $414,741)	17,466
	Total Long-Term Investments (cost $485,252,371)	396,059,095
	Other Assets Less Liabilities – 2.6%	10,582,302
	Net Assets – 100%	$406,641,397

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market index or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(4)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 99.7%

	VARIABLE RATE SENIOR LOAN INTERESTS – 82.7% (2)

	Aerospace & Defense – 1.7%

$1,150	Arconic Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	$1,052,250

1,677	Standard Aero, Term Loan B1	4.950%	3-Month LIBOR	3.500%	4/06/26	B	1,360,084

2,598	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	3.739%	1-Month LIBOR	2.750%	10/04/24	B	2,242,659

3,960	Sequa Corporation, Term Loan B	6.742%	3-Month LIBOR	5.000%	11/28/21	B	3,252,415

2,444	Sequa Corporation, Term Loan, Second Lien	10.770%	3-Month LIBOR	9.000%	4/28/22	Caa2	1,787,189

901	Standard Aero, Term Loan B2	4.950%	3-Month LIBOR	3.500%	4/06/26	B	731,228

1,392	Transdigm, Inc., Term Loan E	3.239%	1-Month LIBOR	2.250%	5/30/25	Ba3	1,282,935

2,832	Transdigm, Inc., Term Loan F, (DD1)	3.239%	1-Month LIBOR	2.250%	12/09/25	Ba3	2,610,493
16,954	Total Aerospace & Defense						14,319,253

	Air Freight & Logistics – 0.4%

1,057	PAE Holding Corporation, Term Loan B	6.500%	1-Month LIBOR	5.500%	10/20/22	B+	971,974

2,166	XPO Logistics, Inc., Term Loan B	3.613%	3-Month LIBOR	2.000%	2/24/25	BBB–	2,071,854
3,223	Total Air Freight & Logistics						3,043,828

	Airlines – 1.1%

2,686	Allegiant Travel Company, Replacement Term Loan	4.707%	3-Month LIBOR	3.000%	2/05/24	BB–	2,182,781

425	American Airlines, Inc., Term Loan B, (DD1)	2.941%	1-Month LIBOR	2.000%	4/28/23	Ba1	352,668

3,950	American Airlines, Inc., Term Loan B	2.705%	1-Month LIBOR	2.000%	12/14/23	Ba1	3,197,658

2,394	WestJet Airlines, Term Loan	4.000%	1-Month LIBOR	3.000%	12/11/26	BB+	1,883,276

1,842	United Air Lines, Inc., Term Loan B	2.739%	1-Month LIBOR	1.750%	4/01/24	Baa3	1,675,850
11,297	Total Airlines						9,292,233

	Auto Components – 0.5%

1,692	DexKo Global, Inc., Term Loan B, (DD1)	4.500%	1-Month LIBOR	3.500%	7/24/24	B1	1,451,276

2,989	Johnson Controls Inc., Term Loan B	4.441%	1-Month LIBOR	3.500%	4/30/26	BB	2,749,641
4,681	Total Auto Components						4,200,917

	Automobiles – 0.4%

2,846	Navistar, Inc., Term Loan B	4.280%	1-Month LIBOR	3.500%	11/06/24	Ba2	2,499,795

525	Caliber Collision, Term Loan B	4.072%	6-Month LIBOR	3.000%	2/05/26	B1	474,781
3,371	Total Automobiles						2,974,576

	Beverages – 0.3%

2,957	Jacobs Douwe Egberts, Term Loan B	3.625%	1-Month LIBOR	2.000%	11/01/25	Ba1	2,794,779

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Biotechnology – 0.4%

$3,773	Grifols, Inc., Term Loan B, First Lien	2.684%	1-Week LIBOR	2.000%	11/15/27	Ba2	$3,600,129

	Building Products – 0.4%

673	Fairmount, Initial Term Loan	5.874%	3-Month LIBOR	4.000%	6/01/25	BB–	318,474

3,336	Quikrete Holdings, Inc., Term Loan B, (DD1)	3.489%	1-Month LIBOR	2.500%	2/01/27	BB–	3,086,160
4,009	Total Building Products						3,404,634

	Capital Markets – 0.5%

1,219	Lions Gate Entertainment Corporation, Term Loan A	2.739%	1-Month LIBOR	1.750%	3/22/23	Ba2	1,106,945

2,207	RPI Finance Trust, Term Loan B1, (DD1)	2.739%	1-Month LIBOR	1.750%	2/11/27	BBB–	2,063,595

1,283	RPI Finance Trust, Term Loan B1	2.739%	1-Month LIBOR	1.750%	2/11/27	BBB–	1,204,996
4,709	Total Capital Markets						4,375,536

	Chemicals – 0.2%

1,500	Innophos Holdings, Inc., Term Loan B	4.755%	1-Month LIBOR	3.750%	2/05/27	B+	1,292,813

489	Momentive Performance Materials USA, Inc., Term Loan B	4.240%	1-Month LIBOR	3.250%	5/15/24	B+	404,495
1,989	Total Chemicals						1,697,308

	Commercial Services & Supplies – 2.9%

2,286	ADS Waste Holdings, Inc., Term Loan B	3.000%	1-Week LIBOR	2.250%	11/10/23	BB+	2,270,421

571	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.700%	3-Month LIBOR	4.250%	6/21/24	B–	463,119

241	Education Management LLC, Term Loan A, (5)	0.000%	N/A	N/A	7/02/20	N/R	2,414

10,319	Formula One Group, Term Loan B, (DD1)	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	9,316,659

1,354	Garda World Security Corp, Term Loan B, First Lien	6.390%	3-Month LIBOR	4.750%	10/30/26	B	1,293,328

3,658	GFL Environmental, Term Loan, (DD1)	3.989%	1-Month LIBOR	3.000%	5/30/25	BB–	3,564,952

1,748	iQor US, Inc., Term Loan, First Lien	6.909%	3-Month LIBOR	5.000%	4/01/21	Caa1	1,042,979

417	iQor US, Inc., Term Loan, Second Lien	10.659%	3-Month LIBOR	8.750%	4/01/22	Caa3	117,360

447	KAR Auction Services, Inc., Term Loan B6	3.188%	1-Month LIBOR	2.250%	9/19/26	Ba2	415,632

1	Sabert Corporation, Initial Term Loan	5.500%	1-Month LIBOR	4.500%	12/10/26	B	796

2,791	Trans Union LLC, Term Loan B5, (DD1)	2.739%	1-Month LIBOR	1.750%	11/16/26	BB+	2,691,043

2,574	Harland Clarke Holdings Corporation, Term Loan B7	6.463%	2-Month LIBOR	4.750%	11/03/23	B–	1,607,780

1,410	West Corporation, Incremental Term Loan B1, (DD1)	4.950%	3-Month LIBOR	3.500%	10/10/24	BB+	1,054,030
27,817	Total Commercial Services & Supplies						23,840,513

	Communications Equipment – 2.2%

9,171	Avaya, Inc., Term Loan B	4.955%	1-Month LIBOR	4.250%	12/15/24	BB–	7,909,986

4,442	CommScope, Inc., Term Loan B	4.239%	1-Month LIBOR	3.250%	4/06/26	Ba3	4,219,765

774	Mitel US Holdings, Inc., Term Loan, First Lien	6.015%	1-Month LIBOR	4.500%	11/30/25	B	553,439

3,120	Plantronics, Term Loan B, (DD1)	3.459%	1-Month LIBOR	2.500%	7/02/25	Ba2	2,462,555

3,241	Riverbed Technology, Inc., Term Loan B, First Lien	4.250%	1-Month LIBOR	3.250%	4/24/22	B2	2,146,453

812	Univision Communications, Inc., Term Loan C5, (DD1)	3.750%	1-Month LIBOR	2.750%	3/15/24	B	698,443
21,560	Total Communications Equipment						17,990,641

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Construction & Engineering – 0.2%

$676	Pike Corp, Initial Term Loan	4.250%	1-Month LIBOR	3.250%	7/24/26	B	$634,112

1,626	Traverse Midstream Partners, Term Loan B	5.000%	1-Month LIBOR	4.000%	9/27/24	B+	932,346
2,302	Total Construction & Engineering						1,566,458

	Consumer Finance – 0.9%

803	American Express Global Business Travel, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	702,420

672	American Express Global Business Travel, Delayed Draw, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	588,205

6,366	Verscend Technologies, Tern Loan B	5.489%	1-Month LIBOR	4.500%	8/27/25	B+	6,047,766
7,841	Total Consumer Finance						7,338,391

	Containers & Packaging – 0.9%

1,323	Berry Global, Inc., Term Loan W	2.863%	1-Month LIBOR	2.000%	10/01/22	BBB–	1,276,492

1,672	Berry Global, Inc., Term Loan X, (DD1)	2.863%	1-Month LIBOR	2.000%	1/19/24	BBB–	1,581,828

4,172	Berry Global, Inc., Term Loan Y	2.863%	1-Month LIBOR	2.000%	7/01/26	BBB–	3,987,735

499	Kloeckner Pentaplast of America Inc., Dollar Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B–	353,124
7,666	Total Containers & Packaging						7,199,179

	Distributors – 0.0%

336	Insurance Auto Actions Inc., Term Loan	3.250%	1-Month LIBOR	2.250%	6/28/26	BB+	322,403

	Diversified Consumer Services – 1.2%

12,216	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	1-Month LIBOR	4.250%	6/07/23	B	10,016,931

163	Education Management LLC, Elevated Term Loan B, (5)	7.612%	6-Month LIBOR	5.500%	7/02/20	N/R	2,045
12,379	Total Diversified Consumer Services						10,018,976

	Diversified Financial Services – 0.8%

995	Blackstone CQP, Term Loan	4.616%	3-Month LIBOR	3.500%	9/30/24	B+	794,502

1,250	Inmarsat Finance, Term Loan, First Lien	5.490%	1-Month LIBOR	4.500%	12/11/26	B+	1,007,812

3,418	Ditech Holding Corporation., Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	D	1,352,290

2,252	Lions Gate Entertainment Corp., Term Loan B, (DD1)	3.239%	1-Month LIBOR	2.250%	3/24/25	Ba2	2,055,061

1,692	Travelport LLC, Term Loan B	6.072%	6-Month LIBOR	5.000%	5/29/26	B	1,109,951
9,607	Total Diversified Financial Services						6,319,616

	Diversified Telecommunication Services – 3.3%

11,106	CenturyLink, Inc., Term Loan B	3.239%	1-Month LIBOR	2.250%	3/15/27	BB+	10,433,094

2,494	Frontier Communications Corporation, Term Loan B	5.350%	6-Month LIBOR	3.750%	6/15/24	B3	2,383,551

1,299	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	1,219,262

1,765	Lumos Networks, Term Loan B, (DD1)	4.000%	1-Month LIBOR	3.000%	11/17/24	B	1,581,257

11,169	Numericable Group S.A., Term Loan B13	4.705%	1-Month LIBOR	4.000%	8/14/26	B	10,694,126

1,790	Windstream Corporation, Term Loan, (5), (DD1)	6.250%	Prime	3.000%	4/24/20	D	1,109,800
29,623	Total Diversified Telecommunication Services						27,421,090

	Electric Utilities – 0.2%

1,136	ExGen Renewables, Term Loan	4.620%	3-Month LIBOR	3.000%	11/28/24	B	1,030,587

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electric Utilities (continued)

$761	Vistra Operations Co., Term Loan B3, (DD1)	2.550%	1-Month LIBOR	1.750%	12/31/25	Baa3	$727,494
1,897	Total Electric Utilities						1,758,081

	Electrical Equipment – 0.6%

4,150	Avolon LLC, Term Loan B4	2.273%	1-Month LIBOR	1.500%	2/12/27	Baa2	3,602,520

1,800	Vertiv Co., Term Loan B	4.581%	1-Month LIBOR	3.000%	3/02/27	B+	1,566,000
5,950	Total Electrical Equipment						5,168,520

	Electronic Equipment, Instruments & Components – 0.3%

1,920	TTM Technologies, Inc., Term Loan B	4.081%	1-Month LIBOR	2.500%	9/28/24	BB+	1,805,144

607	MTS Systems, Term Loan B	4.240%	1-Month LIBOR	3.250%	7/05/23	Ba2	560,926
2,527	Total Electronic Equipment, Instruments & Components						2,366,070

	Energy Equipment & Services – 0.1%

1,197	Petroleum GEO-Services ASA/PGS Finance, Inc., Term Loan B	8.460%	3-Month LIBOR	7.000%	3/19/24	B2	815,953

	Entertainment – 0.2%

1,970	AMC Entertainment, Inc., Term Loan B	4.080%	6-Month LIBOR	3.000%	4/22/26	BB–	1,466,717

	Equity Real Estate Investment Trust – 0.7%

6,097	Realogy Group LLC, Term Loan A	3.831%	1-Month LIBOR	2.250%	2/08/23	BB	5,609,477

	Food & Staples Retailing – 1.0%

1,728	BellRing Brands, Term Loan, First Lien	6.000%	1-Month LIBOR	5.000%	10/21/24	B+	1,628,758

1,771	C.H. Guenther, Term Loan, First Lien	3.739%	1-Month LIBOR	2.750%	3/31/25	B	1,602,321

2,097	Hearthside Group Holdings LLC, Term Loan B	4.677%	1-Month LIBOR	3.688%	5/23/25	B	1,779,396

3,087	US Foods, Inc., New Term Loan	2.739%	1-Month LIBOR	1.750%	6/27/23	BB	2,891,048
8,683	Total Food & Staples Retailing						7,901,523

	Health Care Equipment & Supplies – 0.8%

2,974	Agiliti Health, Inc., Delay Draw Facility	4.625%	1-Month LIBOR	3.000%	1/04/26	B+	2,869,659

501	Carestream Dental Equipment, Inc., Initial Term Loan, First Lien	4.322%	6-Month LIBOR	3.250%	9/01/24	B	414,932

1,242	MedPlast, Term Loan, First Lien	5.200%	3-Month LIBOR	3.750%	7/02/25	B–	1,095,277

2,865	Vyaire Medical, Inc., Term Loan B	6.659%	3-Month LIBOR	4.750%	4/16/25	B3	2,069,616
7,582	Total Health Care Equipment & Supplies						6,449,484

	Health Care Providers & Services – 5.6%

2,431	Acadia Healthcare, Inc., Term Loan B3	3.500%	1-Month LIBOR	2.500%	2/11/22	Ba2	2,254,534

4,169	Air Medical Group Holdings, Inc., Term Loan B	4.932%	2-Month LIBOR	3.250%	4/28/22	B1	3,898,052

549	Air Methods, Term Loan, First Lien	4.950%	3-Month LIBOR	3.500%	4/22/24	B	392,177

1,218	Albany Molecular Research, Inc., Initial Term Loan, First Lien, (DD1)	4.250%	1-Month LIBOR	3.250%	8/30/24	B2	1,071,629

3,831	Ardent Health, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	6/30/25	B1	3,422,022

1,387	Jordan Health, Initial Term Loan, First Lien	6.615%	3-Month LIBOR	5.000%	5/15/25	Caa1	822,388

1,239	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.250%	1-Month LIBOR	2.250%	5/18/26	BB	1,208,386

474	Civitas Solutions, Term Loan B	4.989%	1-Month LIBOR	4.000%	3/09/26	B	430,625

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$26	Civitas Solutions, Term Loan C	5.460%	3-Month LIBOR	4.000%	3/09/26	B	$23,958

2,057	DaVita, Inc., Term Loan B	2.739%	1-Month LIBOR	1.750%	8/12/26	BBB–	1,969,958

4,476	Envision Healthcare Corporation, Initial Term Loan, (DD1)	4.739%	1-Month LIBOR	3.750%	10/10/25	B	2,398,640

1,378	EyeCare Partners, LLC, Term Loan, First Lien	4.822%	6-Month LIBOR	3.750%	2/18/27	B	1,132,565

322	EyeCare Partners, LLC, Delayed Draw, Term Loan, (6)	3.750%	N/A	3.750%	2/18/27	B	264,265

8,401	Kindred at Home Hospice, Term Loan B, First Lien	4.250%	1-Month LIBOR	3.250%	7/02/25	B1	7,939,075

3,783	HCA, Inc., Term Loan B12	2.739%	1-Month LIBOR	1.750%	3/13/25	BBB–	3,625,214

4,299	Lifepoint Health, Inc., New Term Loan B	4.739%	1-Month LIBOR	3.750%	11/16/25	B+	4,013,756

226	Millennium Laboratories, Inc., Term Loan B, First Lien, (5)	7.500%	1-Month LIBOR	6.500%	12/21/20	Caa3	85,000

988	InnovaCare, Initial Term Loan	6.750%	1-Month LIBOR	5.750%	12/24/26	B+	923,313

1,370	Pharmaceutical Product Development, Inc., Term Loan B	3.500%	1-Month LIBOR	2.500%	8/18/22	Ba2	1,319,205

3,346	Brightspring Health, Term Loan B	4.113%	1-Month LIBOR	3.250%	3/05/26	B1	3,053,101

252	Quorum Health Corp., Term Loan B	8.527%	3-Month LIBOR	6.750%	4/29/22	Caa1	211,707

3,886	Select Medical Corporation, Term Loan B	3.430%	1-Month LIBOR	2.500%	3/06/25	Ba2	3,711,144

1,937	Team Health, Inc., Initial Term Loan	3.750%	1-Month LIBOR	2.750%	2/06/24	B+	1,249,682

593	Universal Health Services, Inc., Term Loan B	2.739%	1-Month LIBOR	1.750%	10/31/25	BBB–	569,758
52,638	Total Health Care Providers & Services						45,990,154

	Health Care Technology – 1.4%

5,963	Emdeon, Inc., Term Loan	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	5,694,850

1,546	Onex Carestream Finance LP, Term Loan, First Lien	7.322%	6-Month LIBOR	6.250%	2/28/21	B1	1,424,171

1,721	Onex Carestream Finance LP, Term Loan, Second Lien (cash 10.572%, PIK 1.000%)	11.572%	6-Month LIBOR	10.500%	6/07/21	CCC+	1,484,259

2,993	Zelis, Term Loan B	5.739%	1-Month LIBOR	4.750%	9/30/26	B	2,783,025
12,223	Total Health Care Technology						11,386,305

	Hotels, Restaurants & Leisure – 8.5%

9,316	Burger King Corporation, Term Loan B4, (DD1)	2.739%	1-Month LIBOR	1.750%	11/19/26	BB+	8,640,111

1,383	24 Hour Fitness Worldwide, Inc., Term Loan B	4.950%	3-Month LIBOR	3.500%	5/30/25	B–	326,571

2,495	Boyd Gaming Corporation, Refinancing Term Loan B	2.934%	1-Week LIBOR	2.250%	9/15/23	BB	2,187,148

9,003	Caesars Entertainment Operating Company, Inc., Term Loan B, (DD1)	2.989%	1-Month LIBOR	2.000%	10/06/24	BB	7,427,528

8,906	Caesars Resort Collection, Term Loan, First Lien	3.739%	1-Month LIBOR	2.750%	12/23/24	BB	7,303,259

249	Churchill Downs Incorporated, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	223,387

8,045	CityCenter Holdings LLC, Term Loan B	3.239%	1-Month LIBOR	2.250%	4/18/24	BB–	7,103,584

1,934	ClubCorp Operations, Inc., Term Loan B, (DD1)	4.200%	3-Month LIBOR	2.750%	9/18/24	B2	1,238,737

2,250	Equinox Holdings, Inc., Initial Term Loan, Second Lien	8.072%	6-Month LIBOR	7.000%	9/06/25	Caa1	1,591,875

2,451	Equinox Holdings, Inc., Term Loan B1	4.072%	6-Month LIBOR	3.000%	3/08/24	B1	1,820,269

2,358	Four Seasons Holdings, Inc., Term Loan B	2.989%	1-Month LIBOR	2.000%	11/30/23	BB+	2,156,936

675	Hilton Hotels, Term Loan B2	2.697%	1-Month LIBOR	1.750%	6/21/26	BBB–	643,303

3,439	Alterra Mountain Company, Term Loan B, First Lien	3.750%	1-Month LIBOR	2.750%	7/31/24	B1	3,147,113

8,973	Life Time Fitness, Inc., Term Loan B, (DD1)	4.363%	3-Month LIBOR	2.750%	6/10/22	B+	6,751,849

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$5,086	Scientific Games Corp., Initial Term Loan B5	3.739%	1-Month LIBOR	2.750%	8/14/24	B+	$4,127,832

1,287	Seaworld Parks and Entertainment, Inc., Term Loan B5, (WI/DD)	TBD	TBD	TBD	TBD	B2	1,073,583

9,563	Stars Group Holdings, Term Loan B, (DD1)	4.950%	3-Month LIBOR	3.500%	7/10/25	B+	9,216,584

1,562	Station Casinos LLC, Term Loan B, (DD1)	3.240%	1-Month LIBOR	2.250%	2/08/27	BB–	1,355,423

2,959	Wyndham International, Inc., Term Loan B, (DD1)	2.739%	1-Month LIBOR	1.750%	5/30/25	BBB–	2,633,301
81,934	Total Hotels, Restaurants & Leisure						68,968,393

	Household Durables – 0.0%

249	Apex Tool Group LLC, Third Amendment Term Loan	6.750%	1-Month LIBOR	5.500%	8/01/24	B–	194,697

417	Serta Simmons Holdings LLC, Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	11/08/23	CCC	175,758
666	Total Household Durables						370,455

	Household Products – 1.5%

392	Energizer Holdings, Term Loan B	3.875%	1-Month LIBOR	2.250%	12/17/25	BB+	370,322

4,455	KIK Custom Products Inc., Term Loan B2, (DD1)	5.000%	1-Month LIBOR	4.000%	5/15/23	B3	4,029,926

8,045	Reynolds Group Holdings, Inc., Term Loan, First Lien, (DD1)	3.739%	1-Month LIBOR	2.750%	2/05/23	B+	7,662,930
12,892	Total Household Products						12,063,178

	Independent Power & Renewable Electricity Producers – 0.4%

675	Calpine Corporation, Term Loan B10	2.989%	1-Month LIBOR	2.000%	8/12/26	BB+	644,224

2,837	Calpine Corporation, Term Loan B5	3.240%	1-Month LIBOR	2.250%	1/15/24	BB+	2,742,185
3,512	Total Independent Power & Renewable Electricity Producers						3,386,409

	Industrial Conglomerates – 0.3%

2,658	Emerald Expositions Holding, Inc., Term Loan B	3.739%	1-Month LIBOR	2.750%	5/22/24	B+	2,081,953

	Insurance – 2.0%

2,933	Acrisure LLC, Term Loan B	5.207%	3-Month LIBOR	3.500%	2/15/27	B	2,625,266

2,137	Alliant Holdings I LLC, Term Loan B	3.989%	1-Month LIBOR	3.000%	5/09/25	B	1,959,877

3,250	Asurion LLC, Term Loan B6	3.989%	1-Month LIBOR	3.000%	11/03/23	Ba3	3,135,799

4,187	Hub International Holdings, Inc., Term Loan B	4.551%	2-Month LIBOR	2.750%	4/25/25	B	3,944,374

4,433	USI Holdings Corporation, NewTerm Loan	3.989%	3-Month LIBOR	3.000%	5/16/24	B	4,089,114

994	USI Holdings Corporation, Incremental Term Loan B, (DD1)	4.989%	1-Month LIBOR	4.000%	12/02/26	B	906,414
17,934	Total Insurance						16,660,844

	Interactive Media & Services – 0.6%

5,928	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien, (DD1)	4.763%	3-Month LIBOR	3.000%	11/03/23	B+	5,232,722

	Internet Software & Services – 0.4%

1,784	Ancestry.com, Inc., Term Loan, First Lien	4.750%	1-Month LIBOR	3.750%	10/19/23	B	1,560,823

1,341	Dynatrace LLC, Term Loan, First Lien	3.239%	1-Month LIBOR	2.250%	8/23/25	B1	1,273,408

3,497	SkillSoft Corporation, Term Loan, Second Lien	10.027%	3-Month LIBOR	8.250%	4/28/22	C	632,032
6,622	Total Internet Software & Services						3,466,263

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	IT Services – 1.4%

$1,251	DTI Holdings, Inc., Replacement Term Loan B1	6.527%	3-Month LIBOR	4.750%	9/30/23	CCC+	$900,658

1,336	KBR, Inc., New Term Loan B, (DD1)	3.739%	1-Month LIBOR	2.750%	2/05/27	BB–	1,198,380

1,521	Neustar, Inc., Term Loan, Second Lien	9.072%	3-Month LIBOR	8.000%	8/08/25	Caa1	749,445

1,734	Neustar, Inc., Term Loan B4, First Lien	4.572%	6-Month LIBOR	3.500%	8/08/24	B+	1,345,401

2,403	Sabre, Inc., Term Loan B	2.989%	1-Month LIBOR	2.000%	2/22/24	BB–	2,045,544

1,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.873%	6-Month LIBOR	9.000%	3/11/24	CCC	416,250

1,556	Syniverse Holdings, Inc., Term Loan C	6.873%	6-Month LIBOR	5.000%	3/09/23	B2	1,029,823

2,523	Tempo Acquisition LLC, Term Loan B	3.739%	1-Month LIBOR	2.750%	5/01/24	B1	2,290,985

598	West Corporation, Term Loan B	5.450%	3-Month LIBOR	4.000%	10/10/24	BB–	454,538

1,587	WEX, Inc., Term Loan B3	3.239%	1-Month LIBOR	2.250%	5/15/26	Ba2	1,395,397
15,509	Total IT Services						11,826,421

	Life Sciences Tools & Services – 0.5%

4,906	Parexel International Corp., Term Loan B, (DD1)	3.739%	1-Month LIBOR	2.750%	9/27/24	B2	4,237,421

	Machinery – 1.4%

1,348	Columbus McKinnon Corporation, Term Loan B	3.950%	3-Month LIBOR	2.500%	1/31/24	Ba2	1,219,721

2,459	Gardner Denver, Inc., Extended Term Loan B, (DD1)	2.739%	1-Month LIBOR	1.750%	3/01/27	BB+	2,326,909

2,674	Gates Global LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	4/01/24	B1	2,356,389

1,650	Gardner Denver, Inc., Spinco Term Loan	2.739%	1-Month LIBOR	1.750%	3/01/27	BB+	1,561,313

1,171	NN, Inc., Term Loan	6.739%	1-Month LIBOR	5.750%	10/19/22	B	875,096

1,000	Sundyne, Term Loan, First Lien	5.250%	3-Month LIBOR	4.250%	3/17/27	B	870,000

2,920	TNT Crane and Rigging Inc., Initial Term Loan, First Lien, (5)	5.950%	3-Month LIBOR	4.500%	11/27/20	Caa1	2,189,873

1,325	TNT Crane and Rigging, Inc., Term Loan, Second Lien, (5)	10.450%	3-Month LIBOR	9.000%	11/26/21	Caa3	430,625
14,547	Total Machinery						11,829,926

	Marine – 0.3%

14	American Commercial Lines LLC, Term Loan B, First Lien, (5)	11.000%	Prime	7.750%	11/12/20	N/R	4,539

908	American Commercial Lines LLC, Term Loan B, First Lien, (5)	10.527%	3-Month LIBOR	8.750%	11/12/20	N/R	295,036

43	American Commercial Lines LLC, DIP Term Loan	9.000%	1-Month LIBOR	7.000%	2/03/27	N/R	41,900

4,207	Harvey Gulf International Marine, Inc., Exit Term Loan	7.713%	3-Month LIBOR	6.000%	7/02/23	B	2,443,149
5,172	Total Marine						2,784,624

	Media – 13.1%

6,900	Cineworld Group PLC, Incremental Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	4,692,000

274	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien	4.700%	3-Month LIBOR	3.250%	7/23/21	B2	223,720

1,900	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.700%	3-Month LIBOR	3.250%	7/23/21	B2	1,538,655

1,844	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 3.250%, PIK 1.750%)	5.000%	1-Month LIBOR	4.000%	4/10/24	N/R	1,355,703

2,322	Cable One, Inc., Term Loan B	2.740%	1-Month LIBOR	1.750%	5/01/24	Ba3	2,275,325

8,525	Cequel Communications LLC, Term Loan B	2.862%	1-Month LIBOR	2.250%	1/15/26	BB	8,226,316

6,467	Charter Communications Operating Holdings LLC, Term Loan B2	2.740%	1-Month LIBOR	1.750%	2/01/27	BBB–	6,240,863

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$313	Catalina Marketing Corporation, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	2/15/23	B2	$187,924

426	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.000%, PIK 9.500%)	2.000%	1-Month LIBOR	1.000%	8/15/23	Caa2	161,827

960	Cineworld Group PLC, Term Loan B, (DD1)	3.322%	6-Month LIBOR	2.250%	2/28/25	B	671,797

11,256	Clear Channel Outdoor Holdings, Inc., Term Loan B	4.489%	1-Month LIBOR	3.500%	8/21/26	B+	9,567,974

2,865	CSC Holdings, LLC, Term Loan B5	3.112%	1-Month LIBOR	2.500%	4/15/27	Ba3	2,774,772

1,749	CSC Holdings LLC, Refinancing Term Loan	2.862%	1-Month LIBOR	2.250%	7/17/25	BB	1,681,836

2,489	Cumulus Media, Inc., Term Loan B, (DD1)	4.822%	6-Month LIBOR	3.750%	3/31/26	B	2,030,930

2,834	CBS Radio, Inc., Term Loan B2	3.489%	1-Month LIBOR	2.500%	11/18/24	BB	2,592,860

995	Gray Television, Inc., Term Loan B2	3.765%	1-Month LIBOR	2.250%	2/07/24	BB+	942,338

1,007	Gray Television, Inc., Term Loan C	4.015%	1-Month LIBOR	2.500%	1/02/26	BB+	947,738

1,728	Houghton Mifflin Harcourt, Term Loan	7.239%	3-Month LIBOR	6.250%	11/22/24	B	1,546,672

14,376	iHeartCommunications Inc., Term Loan B, (DD1)	3.989%	1-Month LIBOR	3.000%	5/01/26	BB–	12,242,403

1,832	IMG Worldwide, Inc., Term Loan B	4.370%	3-Month LIBOR	2.750%	5/18/25	B	1,470,256

9,442	Intelsat Jackson Holdings, S.A., Term Loan B	5.682%	3-Month LIBOR	3.750%	11/27/23	B1	8,751,335

473	Lamar Media Corp., Term Loan B	2.516%	1-Month LIBOR	1.500%	2/05/27	BBB–	454,981

2,169	LCPR Loan Financing LLC, Term Loan B, (DD1)	5.705%	1-Month LIBOR	5.000%	10/15/26	BB–	2,011,902

6,551	McGraw-Hill Education Holdings LLC, Term Loan B	5.450%	3-Month LIBOR	4.000%	5/04/22	BB+	5,437,303

1,021	Mediacom Broadband LLC, Term Loan N	2.370%	1-Week LIBOR	1.750%	2/15/24	BBB–	989,912

1,106	Meredith Corporation, Term Loan B2	3.489%	1-Month LIBOR	2.500%	1/31/25	BB	989,937

2,366	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	3.490%	1-Month LIBOR	2.500%	7/03/25	BB	2,141,699

4,750	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/03/26	B–	4,132,500

2,711	NAI Entertainment Holdings, Term Loan B	3.500%	1-Month LIBOR	2.500%	5/08/25	B+	2,135,142

2,306	Nexstar Broadcasting, Inc., Term Loan B, (DD1)	4.331%	1-Month LIBOR	2.750%	9/18/26	BB	2,174,995

1,627	Nexstar Broadcasting, Inc., Term Loan B3, (DD1)	3.831%	1-Month LIBOR	2.250%	1/17/24	BB	1,537,157

6,339	Nexstar Broadcasting, Inc., Term Loan B3, (DD1)	3.191%	1-Month LIBOR	2.250%	1/17/24	BB	5,990,508

1,792	Sinclair Television Group, Term Loan B2	3.210%	1-Month LIBOR	2.500%	9/30/26	BB+	1,711,119

5,407	Sinclair Television Group, Term Loan B2, (DD1)	3.240%	1-Month LIBOR	2.250%	1/03/24	BB+	5,217,369

70	Cox Media/Terrier Media, Term Loan, First Lien	5.700%	3-Month LIBOR	4.250%	12/17/26	BB–	63,366

2,402	Ziggo B.V., Term Loan, (DD1)	3.205%	1-Month LIBOR	2.500%	4/30/28	BB	2,293,979
121,594	Total Media						107,405,113

	Multiline Retail – 0.4%

1,015	Belk, Inc., Term Loan, First Lien	7.750%	6-Month LIBOR	6.750%	7/31/25	B2	579,282

3,311	EG America LLC, Term Loan, First Lien, (DD1)	5.072%	6-Month LIBOR	4.000%	2/07/25	B	2,463,591
4,326	Total Multiline Retail						3,042,873

	Oil, Gas & Consumable Fuels – 1.7%

658	BCP Renaissance Parent, Term Loan B	4.950%	3-Month LIBOR	3.500%	10/31/24	BB–	338,609

3,100	Buckeye Partners, Term Loan, First Lien	4.265%	1-Month LIBOR	2.750%	11/01/26	BBB–	2,869,050

869	California Resources Corporation, Term Loan	11.988%	3-Month LIBOR	10.375%	12/31/21	B	63,314

7,809	California Resources Corporation, Term Loan B	6.363%	3-Month LIBOR	4.750%	12/31/22	B	2,082,407

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,540	Delek US Holdings, Inc., Initial Loan, (DD1)	3.239%	1-Month LIBOR	2.250%	3/31/25	BB+	$1,988,898

12,578	Fieldwood Energy LLC, Exit Term Loan	7.027%	3-Month LIBOR	5.250%	4/11/22	BB–	4,480,917

5,342	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.027%	3-Month LIBOR	7.250%	4/11/23	B+	544,916

2,339	Gulf Finance, LLC, Term Loan B	6.710%	3-Month LIBOR	5.250%	8/25/23	CCC+	1,218,587

1,135	Peabody Energy Corporation, Term Loan B	3.739%	1-Month LIBOR	2.750%	3/31/25	BB–	600,159
36,370	Total Oil, Gas & Consumable Fuels						14,186,857

	Personal Products – 0.7%

4,541	Coty, Inc., Term Loan A	2.505%	1-Month LIBOR	1.500%	4/05/23	Ba3	3,610,496

263	Coty, Inc., Term Loan B	3.255%	1-Month LIBOR	2.250%	4/07/25	Ba3	214,414

3,990	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.113%	3-Month LIBOR	3.500%	9/07/23	B3	1,597,252
8,794	Total Personal Products						5,422,162

	Pharmaceuticals – 2.6%

1,326	Akorn, Term Loan, First Lien, (cash 10.125%, PIK 0.750%)	10.200%	1-Month LIBOR	9.250%	4/16/21	CCC–	1,031,906

1,000	Alphabet Holding Company, Inc., Initial Term Loan, Second Lien	8.739%	1-Month LIBOR	7.750%	9/26/25	CCC	743,000

3,184	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	4.489%	1-Month LIBOR	3.500%	9/26/24	B–	2,573,965

6,475	Concordia Healthcare Corp, Exit Term Loan	6.568%	6-Month LIBOR	5.500%	9/06/24	B–	5,596,570

1,610	Elanco Animal Health, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa3	1,541,575

997	Endo Health Solutions, Inc., Term Loan B	5.250%	1-Month LIBOR	4.250%	4/29/24	B+	902,679

2,908	Mallinckrodt International Finance S.A., Term Loan B, First Lien	4.200%	3-Month LIBOR	2.750%	9/24/24	B–	1,991,796

1,201	Mallinckrodt International Finance S.A., Term Loan, First Lien	4.704%	3-Month LIBOR	3.000%	2/24/25	B–	824,938

393	Prestige Brands, Inc., Term Loan B4, (DD1)	2.989%	1-Month LIBOR	2.000%	1/26/24	BB	368,706

989	Valeant Pharmaceuticals International, Inc., Term Loan B, (DD1)	3.362%	1-Month LIBOR	2.750%	11/27/25	BB	944,458

4,816	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien, (DD1)	3.612%	1-Month LIBOR	3.000%	6/02/25	BB	4,609,631
24,899	Total Pharmaceuticals						21,129,224

	Professional Services – 1.5%

709	On Assignment, Inc., Term Loan B3	2.739%	1-Month LIBOR	1.750%	4/02/25	Ba1	661,147

4,777	Ceridian HCM Holding, Inc., Term Loan B	3.489%	1-Month LIBOR	2.500%	4/30/25	B+	4,586,335

748	Creative Artists Agency, LLC, Term Loan B	4.739%	1-Month LIBOR	3.750%	11/27/26	B+	659,846

1,200	Dun & Bradstreet Corp.,Term Loan, First Lien	4.959%	1-Month LIBOR	4.000%	2/08/26	BB	1,090,500

2,118	Nielsen Finance LLC, Term Loan B4	3.005%	1-Month LIBOR	2.000%	10/04/23	BBB–	1,979,179

4,908	Skillsoft Corporation, Initial Term Loan, First Lien	6.527%	3-Month LIBOR	4.750%	4/28/21	Caa2	3,239,145
14,460	Total Professional Services						12,216,152

	Real Estate Management & Development – 0.6%

2,967	Forest City Enterprises, L.P., New Term Loan B	4.489%	1-Month LIBOR	3.500%	12/08/25	B2	2,581,714

3,147	GGP, Initial Term Loan A2	3.239%	1-Month LIBOR	2.250%	8/28/23	BB+	2,202,774
6,114	Total Real Estate Management & Development						4,784,488

	Road & Rail – 1.0%

2,404	Avolon LLC, Term Loan B3	2.523%	1-Month LIBOR	1.750%	1/15/25	Baa2	2,167,582

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Road & Rail (continued)

$2,680	Fly Funding II S.a r.l., Replacement Term Loan, (DD1)	3.480%	3-Month LIBOR	1.750%	8/11/25	BBB–	$2,345,295

3,000	Genesee & Wyoming Inc., Term Loan, First Lien, (DD1)	3.450%	3-Month LIBOR	2.000%	12/30/26	BB+	2,895,015

1,193	Savage Enterprises LLC, Term Loan B, (DD1)	4.620%	1-Month LIBOR	4.000%	8/01/25	BB	1,056,660
9,277	Total Road & Rail						8,464,552

	Semiconductors & Semiconductor Equipment – 1.3%

2,167	Cabot Microelectronics, Term Loan B1	3.000%	1-Month LIBOR	2.000%	11/17/25	BB+	2,113,117

2,858	Lumileds, Term Loan B, (DD1)	4.572%	6-Month LIBOR	3.500%	6/30/24	CCC+	1,082,521

1,417	MACOM Technology Solutions Holdings Inc., Initial Term Loan	3.239%	1-Month LIBOR	2.250%	5/17/24	B–	1,274,723

3,350	Microchip Technology, Inc., Term Loan B	2.990%	1-Month LIBOR	2.000%	5/29/25	Baa3	3,249,569

3,499	ON Semiconductor Corporation, New Replacement Term Loan B4	2.989%	1-Month LIBOR	2.000%	9/19/26	BB	3,310,884
13,291	Total Semiconductors & Semiconductor Equipment						11,030,814

	Software – 8.7%

1,750	Applied Systems, Inc., Initial Term Loan, First Lien, (DD1)	4.700%	3-Month LIBOR	3.250%	9/19/24	B2	1,630,594

2,389	Blackboard, Inc., Term Loan B5, First Lien	7.737%	3-Month LIBOR	6.000%	6/30/24	B	2,138,153

2,099	Thomson Reuters IP & S, Term Loan B	4.239%	1-Month LIBOR	3.250%	10/31/26	B	2,004,330

1,241	Ellucian, Term Loan B, First Lien	4.700%	3-Month LIBOR	3.250%	9/30/22	B	1,191,713

2,793	Press Ganey Holdings, Inc., Term Loan, First Lien	4.489%	1-Month LIBOR	3.500%	7/24/26	B	2,590,029

3,321	Epicor Software Corporation, Term Loan B	4.250%	1-Month LIBOR	3.250%	6/01/22	B2	3,065,234

2,227	Misys, New Term Loan, First Lien	5.277%	3-Month LIBOR	3.500%	6/13/24	BB–	1,924,898

2,495	Greeneden U.S. Holdings II LLC, Term Loan B	4.239%	1-Month LIBOR	3.250%	12/01/23	B2	2,358,143

445	Greenway Health, Term Loan, First Lien	4.820%	3-Month LIBOR	3.750%	2/16/24	B–	284,076

8,371	Infor (US), Inc., Term Loan B	3.750%	1-Month LIBOR	2.750%	2/01/22	Ba3	8,116,149

5,905	Informatica LLC, Term Loan, First Lien, (DD1)	4.239%	1-Month LIBOR	3.250%	2/25/27	B1	5,176,884

1,750	Informatica LLC, Term Loan, Second Lien	7.125%	N/A	N/A	2/25/25	CCC+	1,575,000

1,620	Kronos Incorporated, Term Loan B, (DD1)	4.763%	3-Month LIBOR	3.000%	11/01/23	B	1,492,926

1,800	Kronos Incorporated, Term Loan B, Second Lien, (DD1)	10.013%	3-Month LIBOR	8.250%	11/01/24	CCC	1,692,000

1,613	McAfee Holdings International, Inc., Term Loan, Second Lien	9.500%	1-Month LIBOR	8.500%	9/29/25	B–	1,531,875

3,950	McAfee LLC, Term Loan B	4.691%	1-Month LIBOR	3.750%	9/30/24	B	3,733,000

1,544	Micro Focus International PLC, New Term Loan, (DD1)	3.489%	1-Month LIBOR	2.500%	6/21/24	BB	1,396,937

10,424	Micro Focus International PLC, Term Loan B, (DD1)	3.489%	1-Month LIBOR	2.500%	6/21/24	BB	9,433,428

1,584	Micro Focus International PLC, Term Loan B2	3.239%	1-Month LIBOR	2.250%	11/19/21	BB	1,508,929

1,363	Misys, New Term Loan, Second Lien	9.027%	3-Month LIBOR	7.250%	6/13/25	CCC+	1,046,835

2,389	Perforce Software Inc., Term Loan, First Lien	4.739%	1-Month LIBOR	3.750%	7/01/26	B2	2,038,616

2,344	Quintiles Transnational Corporation, Dollar Term Loan B3	3.200%	3-Month LIBOR	1.750%	6/11/25	BBB–	2,262,140

2,421	RP Crown Parent LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	10/12/23	B1	2,324,007

2,916	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	2.739%	1-Month LIBOR	1.750%	4/16/25	BB+	2,755,484

2,081	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	2.739%	1-Month LIBOR	1.750%	4/16/25	BB+	1,966,228

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$6,201	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B5, (DD1)	2.739%	1-Month LIBOR	1.750%	4/16/25	BB+	$5,865,664

65	TIBCO Software, Inc., Term Loan, First Lien	4.740%	1-Month LIBOR	3.750%	6/30/26	B+	61,377
77,101	Total Software						71,164,649

	Specialty Retail – 0.6%

622	Academy, Ltd., Term Loan B	5.581%	1-Month LIBOR	4.000%	7/01/22	CCC+	343,226

1,380	Petco Animal Supplies, Inc., Term Loan B1	5.027%	3-Month LIBOR	3.250%	1/26/23	B2	967,391

3,548	Petsmart Inc., Term Loan B, First Lien	5.000%	6-Month LIBOR	4.000%	3/11/22	B	3,411,927

786	Serta Simmons Holdings LLC, Term Loan, Second Lien	9.000%	1-Month LIBOR	8.000%	11/08/24	CC	186,779
6,336	Total Specialty Retail						4,909,323

	Technology Hardware, Storage & Peripherals – 1.9%

1,565	BMC Software, Inc., Term Loan B	5.239%	1-Month LIBOR	4.250%	10/02/25	B2	1,315,526

9,098	Dell International LLC, Refinancing Term Loan B1, (DD1)	2.990%	1-Month LIBOR	2.000%	9/19/25	Baa3	8,742,542

3,819	Diebold, Inc., Term Loan A1, (DD1)	10.250%	1-Month LIBOR	9.250%	8/31/22	B–	3,437,256

1,891	NCR Corporation, Term Loan B	3.490%	1-Month LIBOR	2.500%	8/28/26	BBB–	1,730,492
16,373	Total Technology Hardware, Storage & Peripherals						15,225,816

	Trading Companies & Distributors – 0.8%

1,872	Utility One Source, Extended Term Loan B	5.000%	1-Month LIBOR	4.250%	4/18/25	B+	1,614,959

3,268	Hayward Industries, Inc., Initial Term Loan, First Lien	4.489%	1-Month LIBOR	3.500%	8/05/24	B	2,614,112

2,135	Univar, Inc., Term Loan B	3.700%	3-Month LIBOR	2.250%	7/01/24	BB+	2,049,663
7,275	Total Trading Companies & Distributors						6,278,734

	Transportation Infrastructure – 0.2%

1,780	Atlantic Aviation FBO Inc., Term Loan	4.740%	1-Month LIBOR	3.750%	12/06/25	BB	1,709,274

	Wireless Telecommunication Services – 1.1%

1,000	Altice Financing S.A., Term Loan	3.674%	1-Month LIBOR	2.750%	1/31/26	B	920,000

8,792	Sprint Corporation, Term Loan, First Lien	3.500%	1-Month LIBOR	2.500%	2/02/24	BB+	8,758,555
9,792	Total Wireless Telecommunication Services						9,678,555
$806,920	Total Variable Rate Senior Loan Interests (cost $791,234,812)						680,189,939

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 16.0%

	Airlines – 0.1%

$1,260	American Airlines Group Inc., 144A			5.000%	6/01/22	B1	$1,014,300

	Chemicals – 0.1%

500	Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A			7.000%	4/15/25	B+	442,500

	Commercial Services & Supplies – 0.8%

6,450	ADT Security Corp/The			6.250%	10/15/21	BB–	6,304,875

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Communications Equipment – 0.5%

$7,010	Intelsat Jackson Holdings SA	5.500%	8/01/23	CCC+	$4,311,150

	Consumer Finance – 0.2%

1,550	Verscend Escrow Corp, 144A	9.750%	8/15/26	CCC+	1,547,086

	Diversified Consumer Services – 0.1%

650	Kronos Acquisition Holdings Inc., 144A	9.000%	8/15/23	Caa2	533,000

	Diversified Telecommunication Services – 1.2%

3,900	CenturyLink Inc.	5.800%	3/15/22	BB	3,936,348

4,000	CenturyLink Inc.	6.750%	12/01/23	BB	4,251,200

2,000	Frontier Communications Corp, 144A	8.000%	4/01/27	B3	1,972,560
9,900	Total Diversified Telecommunication Services				10,160,108

	Electric Utilities – 3.2%

5,340	Bruce Mansfield Unit 1 2007 Pass Through Trust, (5)	6.850%	6/01/34	N/R	20,025

1,430	Pacific Gas & Electric Co, (5)	2.450%	8/15/22	N/R	1,401,400

1,075	Pacific Gas & Electric Co, (5)	3.850%	11/15/23	N/R	1,053,500

3,080	Pacific Gas & Electric Co, (5)	3.300%	12/01/27	N/R	2,941,400

9,947	Pacific Gas & Electric Co, (5)	6.050%	3/01/34	N/R	10,046,263

1,907	Pacific Gas & Electric Co, (5)	4.450%	4/15/42	A3	1,859,325

3,890	Pacific Gas & Electric Co, (5)	4.750%	2/15/44	N/R	3,812,200

1,065	Pacific Gas & Electric Co, (5)	4.250%	3/15/46	N/R	1,022,400

3,000	Southern California Edison Co	4.000%	4/01/47	A–	3,122,662

1,000	Vistra Operations Co LLC, 144A	5.000%	7/31/27	BB	1,015,000
31,734	Total Electric Utilities				26,294,175

	Energy Equipment & Services – 0.8%

7,000	Bausch Health Cos Inc., 144A	6.125%	4/15/25	B	6,895,000

	Equity Real Estate Investment Trust – 0.3%

2,300	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC, 144A	7.875%	2/15/25	B	2,139,000

	Health Care Providers & Services – 1.3%

1,000	CHS/Community Health Systems Inc., 144A	9.875%	6/30/23	CCC–	780,000

2,575	Envision Healthcare Corp, 144A	8.750%	10/15/26	CCC+	624,438

2,901	HCA Inc.	5.375%	2/01/25	Ba2	2,951,738

500	RegionalCare Hospital Partners Holdings Inc. / LifePoint Health Inc., 144A	9.750%	12/01/26	CCC+	473,575

5,000	Tenet Healthcare Corp	8.125%	4/01/22	B–	4,725,000

1,000	Tenet Healthcare Corp	4.625%	7/15/24	BB–	952,500
12,976	Total Health Care Providers & Services				10,507,251

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 1.4%

$1,500	1011778 BC ULC / New Red Finance Inc., 144A	5.000%	10/15/25	B+	$1,432,485

2,400	MGM Resorts International	7.750%	3/15/22	BB	2,377,248

5,000	MGM Resorts International	6.000%	3/15/23	BB	4,825,000

2,000	Scientific Games International Inc., 144A	5.000%	10/15/25	B+	1,740,000

1,500	Wynn Las Vegas LLC, 144A	5.500%	3/01/25	BB–	1,395,000
12,400	Total Hotels, Restaurants & Leisure				11,769,733

	IT Services – 0.3%

2,500	Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 144A	10.000%	11/30/24	CCC+	2,556,975

	Media – 2.5%

1,000	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.000%	2/01/28	BB+	1,004,010

200	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	BBB–	199,378

3,000	CSC Holdings LLC, 144A	5.500%	5/15/26	BB	3,103,050

3,000	CSC Holdings LLC, 144A	5.500%	4/15/27	BB	3,104,700

2,000	Houghton Mifflin Harcourt Publishers Inc., 144A	9.000%	2/15/25	BB–	1,760,000

8,223	iHeartCommunications Inc.	8.375%	5/01/27	B–	7,000,956

715	Intelsat Luxembourg SA	8.125%	6/01/23	CCC–	146,575

4,430	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB	4,083,663
22,568	Total Media				20,402,332

	Oil, Gas & Consumable Fuels – 0.3%

1,500	Citgo Holding Inc., 144A	9.250%	8/01/24	B+	1,222,500

250	Oasis Petroleum Inc., 144A	6.250%	5/01/26	B2	40,000

1,000	Occidental Petroleum Corp	2.600%	8/13/21	BB+	800,213

250	Whiting Petroleum Corp, (5)	6.625%	1/15/26	CCC+	16,875
3,000	Total Oil, Gas & Consumable Fuels				2,079,588

	Pharmaceuticals – 1.9%

5,240	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	4,611,200

2,000	Bausch Health Cos Inc., 144A	7.000%	3/15/24	BB	2,050,000

6,000	Bausch Health Cos Inc., 144A	9.000%	12/15/25	B	6,325,200

2,660	Endo Dac / Endo Finance LLC / Endo Finco Inc., 144A	6.000%	7/15/23	CCC+	1,926,851

660	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A	4.875%	4/15/20	CC	468,600
16,560	Total Pharmaceuticals				15,381,851

	Technology Hardware, Storage & Peripherals – 0.2%

2,000	Western Digital Corp	4.750%	2/15/26	Baa3	2,033,000

	Trading Companies & Distributors – 0.6%

2,000	Air Lease Corp	3.500%	1/15/22	BBB	1,822,661

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Trading Companies & Distributors (continued)

$3,500	Air Lease Corp	4.625%	10/01/28	BBB	$2,836,776
5,500	Total Trading Companies & Distributors				4,659,437

	Wireless Telecommunication Services – 0.2%

1,000	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	367,500

883	Level 3 Financing Inc.	5.375%	8/15/22	BB	887,415

2,000	T-Mobile US Inc., (5), (7)	6.000%	3/01/23	N/R	20
3,883	Total Wireless Telecommunication Services				1,254,935
$149,741	Total Corporate Bonds (cost $138,007,315)				130,286,296

Shares	Description (1)				Value

	COMMON STOCKS – 1.2%

	Diversified Consumer Services – 0.0%

17,726	Cengage Learning Holdings II Inc., (8)				$126,298

	Electric Utilities – 0.3%

114,303	Energy Harbor Corp, (8)				2,586,105

	Energy Equipment & Services – 0.0%

76,990	Transocean Ltd, (9)				89,308

5,884	Vantage Drilling International, (8)				52,956
	Total Energy Equipment & Services				142,264

	Health Care Providers & Services – 0.0%

65,945	Millennium Health LLC, (8)				3,627

61,430	Millennium Health LLC, (7)				64,993

57,666	Millennium Health LLC, (7)				58,127
	Total Health Care Providers & Services				126,747

	Internet & Direct Marketing Retail – 0.0%

7,503	Catalina Marketing Corp, (8)				22,509

	Media – 0.7%

1,305,573	Clear Channel Outdoor Holdings Imnc.				835,567

73,000	Cumulus Media Inc.				395,660

575,176	iHeartMedia Inc.				4,204,536
	Total Media				5,435,763

	Pharmaceuticals – 0.0%

12,622	Advanz Pharma Corp Ltd				48,595

	Software – 0.2%

176,172	Avaya Holdings Corp				1,425,232
	Total Common Stocks (cost $30,697,699)				9,913,513

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

18,956	Fieldwood Energy Inc., (8)		$18,956

3,829	Fieldwood Energy Inc., (8)		3,829
	Total Common Stock Rights (cost $541,053)		22,785

Shares	Description (1)		Value

	WARRANTS – 0.0%

	Communications Equipment – 0.0%

16,108	Avaya Holdings Corp, (8)		$16,591
	Total Warrants (cost $1,365,820)		16,591
	Total Long-Term Investments (cost $961,846,699)		820,429,124

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 0.5%

	INVESTMENT COMPANIES – 0.5%

3,942,504	BlackRock Liquidity Funds T-Fund Portfolio, (10)	0.120% (11)	$3,942,504
	Total Short-Term Investments (cost $3,942,504)		3,942,504
	Total Investments (cost $965,789,203) – 100.4%		824,371,628
	Other Assets Less Liabilities – (0.4)%		(3,306,935)
	Net Assets – 100%		$821,064,693

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2020

(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market index or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

Wi/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

March 31, 2020

(Unaudited)

	Symphony High Yield Income	Symphony Floating Rate Income

Assets

Long-term investments, at value (cost $485,252,371 and $961,846,699, respectively)	$396,059,095	$820,429,124

Short-term investments, at value (cost approximates value)	—	3,942,504

Receivable for:

Interest	6,938,371	5,657,089

Investments sold	11,522,569	49,306,963

Shares sold	795,782	6,167,532

Other assets	101,706	132,407

Total assets	415,417,523	885,635,619

Liabilities

Cash overdraft	1,169,273	2,267,744

Payable for:

Dividends	140,028	400,323

Investments purchased – regular settlement	3,296,001	1,226,964

Investments purchased – when-issued/delayed-delivery settlement	2,225,145	54,525,441

Shares redeemed	1,291,626	4,896,249

Unfunded senior loans	—	321,622

Accrued expenses:

Management fees	197,218	451,967

Trustees fees	45,701	76,079

12b-1 distribution and service fees	46,361	52,620

Other	364,773	351,917

Total liabilities	8,776,126	64,570,926

Net assets	$406,641,397	$821,064,693

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

	Symphony High Yield Income	Symphony Floating Rate Income

Class A Shares

Net assets	$35,886,328	$83,615,077

Shares outstanding	2,122,236	5,071,213

Net asset value (“NAV”) per share	$16.91	$16.49

Offering price per share (NAV per share plus maximum sales charge of 4.75% and 3.00%, respectively, of offering price)	$17.75	$17.00

Class C Shares

Net assets	$38,769,628	$36,804,946

Shares outstanding	2,295,255	2,231,885

NAV and offering price per share	$16.89	$16.49

Class R6 Shares

Net assets	$5,821,454	$48,932,795

Shares outstanding	342,632	2,954,024

NAV and offering price per share	$16.99	$16.56

Class I Shares

Net assets	$326,163,987	$651,711,875

Shares outstanding	19,273,375	39,495,559

NAV and offering price per share	$16.92	$16.50

Net assets consist of:

Capital paid-in	$629,612,600	$1,125,889,217

Total distributable earnings	(222,971,203)	(304,824,524)

Net assets	$406,641,397	$821,064,693

Authorized shares – per class	Unlimited	Unlimited

Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2020

(Unaudited)

	Symphony High Yield Income	Symphony Floating Rate Income

Investment Income	$18,855,582	$26,619,123

Expenses

Management fees	1,753,912	2,947,979

12b-1 service fees – Class A Shares	78,567	131,059

12b-1 distribution and service fees – Class C Shares	246,829	237,560

Shareholder servicing agent fees	367,627	332,480

Custodian fees	63,998	151,268

Trustees fees	7,919	9,391

Professional fees	15,158	46,626

Shareholder reporting expenses	55,148	66,699

Federal and state registration fees	46,514	42,570

Other	26,995	141,723

Total expenses before fee waiver/expense reimbursement	2,662,667	4,107,355

Fee waiver/expense reimbursement	(111,660)	—

Net expenses	2,551,007	4,107,355

Net investment income (loss)	16,304,575	22,511,768

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from Investments	(1,042,218)	(26,505,768)

Change in net unrealized appreciation (depreciation) of Investments	(81,375,838)	(110,567,055)

Net realized and unrealized gain (loss)	(82,418,056)	(137,072,823)

Net increase (decrease) in net assets from operations	$(66,113,481)	$(114,561,055)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Symphony High Yield Income		Symphony Floating Rate Income
	Six Months Ended 3/31/20	Year Ended 9/30/2019	Six Months Ended 3/31/20	Year Ended 9/30/2019

Operations

Net investment income (loss)	$16,304,575	$31,576,527	$22,511,768	$78,194,395

Net realized gain (loss) from:

Investments	(1,042,218)	(32,838,024)	(26,505,768)	(58,529,879)

Swaps	—	54,709	—	—

Change in net unrealized appreciation (depreciation) of Investments	(81,375,838)	30,803,967	(110,567,055)	(12,536,753)

Net increase (decrease) in net assets from operations	(66,113,481)	29,597,179	(114,561,055)	7,127,763

Distributions to Shareholders

Dividends

Class A Shares	(1,939,259)	(2,663,173)	(3,150,415)	(7,127,233)

Class C Shares	(1,332,458)	(2,698,904)	(1,240,499)	(2,854,282)

Class R6 Shares	(215,360)	(368,627)	(1,723,533)	(875,808)

Class I Shares	(15,404,989)	(27,192,079)	(25,206,918)	(67,613,446)

Decrease in net assets from distributions to shareholders	(18,892,066)	(32,922,783)	(31,321,365)	(78,470,769)

Fund Share Transactions

Proceeds from sale of shares	132,696,496	368,963,861	322,590,362	308,035,005

Proceeds from shares issued to shareholders due to reinvestment of distributions	17,754,437	30,554,084	28,156,245	71,256,849

	150,450,933	399,517,945	350,746,607	379,291,854

Cost of shares redeemed	(260,047,938)	(504,445,350)	(499,587,493)	(1,629,405,157)

Net increase (decrease) in net assets from Fund share transactions	(109,597,005)	(104,927,405)	(148,840,886)	(1,250,113,303)

Net increase (decrease) in net assets	(194,602,552)	(108,253,009)	(294,723,306)	(1,321,456,309)

Net assets at the beginning of period	601,243,949	709,496,958	1,115,787,999	2,437,244,308

Net assets at the end of period	$406,641,397	$601,243,949	$821,064,693	$1,115,787,999

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Symphony High Yield Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (4/10)

2020(f)	$20.16	$0.53	$(3.17)	$(2.64)	$(0.61)	$—	$(0.61)	$16.91

2019	20.14	1.03	0.07	1.10	(1.08)	—	(1.08)	20.16

2018	20.36	1.04	(0.12)	0.92	(1.14)	—	(1.14)	20.14

2017	20.11	1.25	0.50	1.75	(1.50)	—	(1.50)	20.36

2016	19.67	1.31	0.47	1.78	(1.34)	—	(1.34)	20.11

2015	22.19	1.31	(2.46)	(1.15)	(1.25)	(0.12)	(1.37)	19.67

Class C (4/10)

2020(f)	20.14	0.45	(3.17)	(2.72)	(0.53)	—	(0.53)	16.89

2019	20.11	0.88	0.08	0.96	(0.93)	—	(0.93)	20.14

2018	20.33	0.89	(0.13)	0.76	(0.98)	—	(0.98)	20.11

2017	20.08	1.11	0.49	1.60	(1.35)	—	(1.35)	20.33

2016	19.64	1.17	0.47	1.64	(1.20)	—	(1.20)	20.08

2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64

Class R6 (10/14)

2020(f)	20.25	0.57	(3.18)	(2.61)	(0.65)	—	(0.65)	16.99

2019	20.22	1.11	0.07	1.18	(1.15)	—	(1.15)	20.25

2018	20.42	1.12	(0.13)	0.99	(1.19)	—	(1.19)	20.22

2017	20.14	1.39	0.45	1.84	(1.56)	—	(1.56)	20.42

2016	19.69	1.38	0.46	1.84	(1.39)	—	(1.39)	20.14

2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69

Class I (4/10)

2020(f)	20.17	0.55	(3.17)	(2.62)	(0.63)	—	(0.63)	16.92

2019	20.15	1.08	0.07	1.15	(1.13)	—	(1.13)	20.17

2018	20.37	1.10	(0.13)	0.97	(1.19)	—	(1.19)	20.15

2017	20.11	1.28	0.53	1.81	(1.55)	—	(1.55)	20.37

2016	19.67	1.36	0.47	1.83	(1.39)	—	(1.39)	20.11

2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(13.47)%	$35,886	1.03	%*	5.30	%*	1.00	%*	5.34	%*	46%

5.73	47,647	1.04		5.17		1.00		5.22		70

4.68	52,494	1.04		5.15		1.00		5.19		43

8.95	86,950	0.99		6.13		0.99		6.14		55

9.73	97,672	1.03		6.88		1.03		6.88		42

(5.48)	156,026	1.03		6.13		1.03		6.13		40

(13.82)	38,770	1.78	*	4.57	*	1.75	*	4.61		46

4.94	54,408	1.80		4.42		1.75		4.47		70

3.93	63,854	1.79		4.39		1.75		4.43		43

8.15	80,828	1.75		5.45		1.74		5.45		55

8.92	87,788	1.79		6.16		1.79		6.16		42

(6.21)	116,809	1.78		5.41		1.78		5.41		40

(13.29)	5,821	0.66	*	5.72	*	0.63	*	5.76		46

6.09	6,651	0.68		5.53		0.64		5.58		70

5.09	7,064	0.68		5.49		0.64		5.54		43

9.32	4,494	0.67		6.76		0.67		6.76		55

10.06	9,146	0.70		7.27		0.70		7.27		42

(5.27)	8,643	0.70		6.47		0.70		6.47		40

(13.36)	326,164	0.78	*	5.52	*	0.75	*	5.56	*	46

5.98	492,539	0.79		5.41		0.75		5.45		70

4.93	586,060	0.79		5.41		0.75		5.45		43

9.26	556,776	0.74		6.31		0.74		6.31		55

9.96	452,639	0.78		7.14		0.78		7.14		42

(5.23)	606,545	0.78		6.39		0.78		6.39		40

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.
(f)	For the six months ended March 31, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (5/11)

2020(f)	$19.08	$0.40	$(2.43)	$(2.03)	$(0.56)	$—	$(0.56)	$16.49

2019	19.65	0.93	(0.56)	0.37	(0.94)	—	(0.94)	19.08

2018	19.64	0.79	0.05	0.84	(0.83)	—	(0.83)	19.65

2017	19.71	0.78	0.18	0.96	(1.03)	—	(1.03)	19.64

2016	19.76	0.95	(0.03)	0.92	(0.97)	—	(0.97)	19.71

2015	20.68	0.90	(0.90)	—	(0.92)	—	(0.92)	19.76

Class C (5/11)

2020(f)	19.08	0.33	(2.43)	(2.10)	(0.49)	—	(0.49)	16.49

2019	19.65	0.79	(0.56)	0.23	(0.80)	—	(0.80)	19.08

2018	19.63	0.64	0.06	0.70	(0.68)	—	(0.68)	19.65

2017	19.71	0.64	0.16	0.80	(0.88)	—	(0.88)	19.63

2016	19.76	0.81	(0.04)	0.77	(0.82)	—	(0.82)	19.71

2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76

Class R6 (1/15)

2020(f)	19.17	0.43	(2.44)	(2.01)	(0.60)	—	(0.60)	16.56

2019	19.73	1.06	(0.62)	0.44	(1.00)	—	(1.00)	19.17

2018	19.68	0.90	0.02	0.92	(0.87)	—	(0.87)	19.73

2017	19.74	0.86	0.16	1.02	(1.08)	—	(1.08)	19.68

2016	19.77	0.87	0.12	0.99	(1.02)	—	(1.02)	19.74

2015(e)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77

Class I (5/11)

2020(f)	19.10	0.42	(2.43)	(2.01)	(0.59)	—	(0.59)	16.50

2019	19.67	0.97	(0.55)	0.42	(0.99)	—	(0.99)	19.10

2018	19.65	0.84	0.05	0.89	(0.87)	—	(0.87)	19.67

2017	19.72	0.82	0.19	1.01	(1.08)	—	(1.08)	19.65

2016	19.77	1.00	(0.03)	0.97	(1.02)	—	(1.02)	19.72

2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(10.92)%	$83,625	0.99	%*	4.25	%*	0.99	%*	4.25	%*	40%

1.93	112,723	1.00		4.81		1.00		4.81		32

4.40	220,648	1.04		4.02		1.04		4.02		33

4.95	257,236	0.99		3.96		0.99		3.96		58

4.88	122,787	1.00		4.93		1.00		4.93		40

(0.04)	157,579	0.96		4.39		0.96		4.39		42

(11.26)	36,810	1.74	*	3.50	*	1.74	*	3.50	*	40

1.21	53,639	1.75		4.10		1.75		4.10		32

3.61	87,289	1.79		3.28		1.79		3.28		33

4.12	90,616	1.74		3.22		1.74		3.22		58

4.14	46,412	1.75		4.22		1.75		4.22		40

(0.82)	45,962	1.71		3.65		1.71		3.65		42

(10.76)	48,939	0.67	*	4.58	*	0.67	*	4.58	*	40

2.34	54,122	0.66		5.53		0.66		5.53		32

4.80	2,298	0.65		4.58		0.65		4.58		33

5.26	1,114	0.66		4.33		0.66		4.33		58

5.24	1,658	0.70		5.30		0.70		5.30		40

0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

(10.84)	651,793	0.74	*	4.49	*	0.74	*	4.49	*	40

2.24	895,304	0.76		5.04		0.76		5.04		32

4.65	2,126,985	0.79		4.29		0.79		4.29		33

5.20	1,866,183	0.75		4.20		0.75		4.20		58

5.14	668,302	0.75		5.19		0.75		5.19		40

0.21	850,663	0.70		4.65		0.70		4.65		42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
(f)	For the six months ended March 31, 2020.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Symphony High Yield Income Fund (“Symphony High Yield Income”) and Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is March 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($500,000 or more for Symphony Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ Company’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ Company’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend and interest income. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts

Notes to Financial Statements (Unaudited) (continued)

that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony High Yield Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$281,078,282	$—	$281,078,282
Variable Rate Senior Loan Interests	—	107,350,064	—	107,350,064
Common Stocks**	2,604,107	1,810,121	2,044	4,416,272
Convertible Bonds	—	3,150,596	—	3,150,596
Warrants**	—	46,415	—	46,415
Common Stock Rights**	—	17,466	—	17,466
Total	$2,604,107	$393,452,944	$2,044	$396,059,095

Symphony Floating Rate Income
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$680,189,939	$—	$680,189,939
Corporate Bonds**	—	130,286,276	20	130,286,296
Common Stocks**	6,998,898	2,791,495	123,120	9,913,513
Common Stock Rights**	—	22,785	—	22,785
Warrants**	—	16,591	—	16,591
Short-Term Investments:
Investment Companies	3,942,504	—	—	3,942,504
Total	$10,941,402	$813,307,086	$123,140	$824,371,628
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Purchases	$259,708,155	$403,145,023
Sales and maturities	359,968,368	533,225,163

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (Unaudited) (continued)

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

On December 12, 2018, Class T Shares were liquidated.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months ended 3/31/20		Year Ended 9/30/19
Symphony High Yield Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,385,635	$27,524,609	1,129,117	$22,214,324
Class C	39,866	799,560	194,251	3,844,084
Class R6	46,485	889,347	78,922	1,571,914
Class I	5,189,629	103,482,980	17,265,688	341,333,539
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	90,783	1,776,713	121,134	2,390,698
Class C	62,437	1,220,009	125,513	2,472,417
Class R6	10,539	206,542	17,869	354,242
Class I	741,443	14,551,173	1,282,380	25,336,727
Class T(1)	—	—	—	—
	7,566,817	150,450,933	20,214,874	399,517,945
Shares redeemed:
Class A	(1,717,781)	(29,912,397)	(1,493,709)	(29,490,987)
Class C	(509,097)	(9,903,138)	(792,573)	(15,633,521)
Class R6	(42,737)	(843,183)	(117,822)	(2,320,814)
Class I	(11,071,784)	(219,389,220)	(23,219,943)	(456,976,239)
Class T(1)	—	—	(1,223)	(23,789)
	(13,341,399)	(260,047,938)	(25,625,270)	(504,445,350)
Net increase (decrease)	(5,774,582)	$(109,597,005)	(5,410,396)	$(104,927,405)

	Six Months Ended 3/31/20		Year Ended 9/30/19
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	624,665	$11,779,544	2,332,317	$45,257,834
Class A – automatic conversion of Class C Shares	1,677	31,722	1,071	20,627
Class C	146,620	2,783,158	458,477	8,867,285
Class R6	146,080	2,693,915	2,775,478	53,641,337
Class I	16,275,272	305,302,023	10,385,426	200,247,922
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	127,930	2,373,350	298,257	5,720,501
Class C	55,348	1,028,098	122,708	2,353,239
Class R6	92,594	1,722,801	44,798	861,568
Class I	1,242,551	23,031,996	3,247,203	62,321,541
Class T(1)	—	—	—	—
	18,712,737	350,746,607	19,665,735	379,291,854
Shares redeemed:
Class A	(1,590,987)	(28,975,924)	(7,951,651)	(151,949,323)
Class C	(779,637)	(14,426,695)	(2,211,108)	(42,391,764)
Class C – automatic conversion to Class A Shares	(1,677)	(31,722)	(1,071)	(20,627)
Class R6	(107,940)	(1,901,401)	(113,451)	(2,180,867)
Class I	(24,905,698)	(454,251,751)	(74,886,968)	(1,432,838,572)
Class T(1)	—	—	(1,261)	(24,004)
	(27,385,939)	(499,587,493)	(85,165,510)	(1,629,405,157)
Net increase (decrease)	(8,673,202)	$(148,840,886)	(65,499,775)	$(1,250,113,303)
(1)	Class T Shares were not available for public offering.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.

	Symphony High Yield Income	Symphony Floating Rate Income
Tax cost of investments	$487,736,330	$968,555,890
Gross unrealized:
Appreciation	$1,131,581	$3,721,102
Depreciation	(92,808,816)	(147,905,364)
Net unrealized appreciation (depreciation) of investments	$(91,677,235)	$(144,184,262)

Permanent differences, primarily due to investments in partnerships, distressed PIK bond adjustments, bond premium amortization adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of net assets as of September 30, 2019, the Funds’ last tax year end.

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2019, the Funds’ last tax year end, were as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Undistributed net ordinary income[1],2	$6,827,496	$9,427,930
Undistributed net long-term capital gains	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2019 through September 30, 2019, and paid on October 1, 2019.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax years ended September 30, 2019 was designated for purposes of the dividends paid deduction as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Distributions from net ordinary income[2]	$33,428,899	$82,596,303
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony High Yield Income	Symphony Floating Rate Income
Not subject to expiration:
Short-term	$14,589,279	$26,802,263
Long-term	116,240,001	102,214,160
Total	$130,829,280	$129,016,423

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony High Yield Income	Symphony Floating Rate Income
For the first $125 million	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375
For the next $250 million	0.4250	0.4250
For the next $500 million	0.4125	0.4125
For the next $1 billion	0.4000	0.4000
For the next $3 billion	0.3750	0.3750
For the next $5 billion	0.3500	0.3500
For net assets over $10 billion	0.3375	0.3375

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2020, the complex-level fee for each Fund was 0.1590%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony High Yield Income	0.79%	July 31, 2021	1.35%
Symphony Floating Rate Income	0.85	July 31, 2021	1.10

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Sales charges collected	$60,742	$72,557
Paid to financial intermediaries	54,463	67,855

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Commission advances	$11,938	$69,730

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
12b-1 fees retained	$15,491	$21,829

Notes to Financial Statements (Unaudited) (continued)

The remaining 12b-1 fees charged to each fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
CDSC retained	$3,079	$1,639

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Class A Shares	—	—
Class C Shares	—	—
Class R6 Shares	—	1,227
Class I Shares	—	—

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the following Fund’s outstanding unfunded senior loan commitments were as follows:

Symphony Floating Rate Income
Outstanding unfunded senior loan commitments	$321,622

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized the facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Symphony Floating Rate Income
Maximum Outstanding Balance	$48,300,000

During the Fund’s utilization period during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Symphony Floating Rate Income
Utilization period (days outstanding)	10
Average daily balance outstanding	$34,348,593
Average annual interest rate	2.72%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

10. Subsequent Events

Expense Cap

During May 2020, the Board approved an extension of the Expense Cap limitation for both Symphony High Yield Income and Symphony Floating Rate Income to July 31, 2022.

Additional Fund Information

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 6o6o6 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE BofAML U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	MSA-SCFR-0320P	1172680-INV-B-05/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 5, 2020

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: June 5, 2020